Prospectus

December 18, 2015

	Class A	Class I	Class Y

Diamond Hill High Yield Fund	DHHAX	DHHIX	DHHYX

As with all mutual fund shares and prospectuses, the Securities and Exchange Commission has not approved or disapproved these shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

For more information, see back cover.

High Yield Fund

Fund Summary

Class	A	I	Y
Ticker	DHHAX	DHHIX	DHHYX

Investment Objective

The investment objective of the Diamond Hill High Yield Fund is high current income with the opportunity for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Diamond Hill Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 11 of the fund’s prospectus and the Shares of the Funds section on page 27 of the fund’s statement of additional information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases as a % of offering price	3.50%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class Y
Management fees	0.50%	0.50%	0.50%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.24%	0.20%	0.10%
Total annual fund operating expenses	0.99%	0.70%	0.60%

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years
Class A	Sold or Held	$447	$654
Class I	Sold or Held	72	224
Class Y	Sold or Held	61	192

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

Principal Investment Strategy

Under normal market conditions, the fund intends to provide exposure to high yield securities by investing at least 80% of its net assets in a diversified portfolio of corporate debt securities that are rated at the time of purchase below investment grade or are unrated. These investments are also known as “junk bonds,” “high yield bonds,” and “non-investment grade bonds,” and may include so called “distressed debt.” Such securities may be public or privately placed U.S. dollar denominated debt securities issued by U.S. and foreign companies of any size, which Diamond Hill Capital Management, Inc. (the “Adviser”) believes represent an attractive investment opportunity. The fund also may invest in other securities including investment grade securities.

While not a part of the fund’s principal investment stratesy of investing in corporate bonds, the fund may invest in other debt securities such as trust preferred securities, convertible securities, preferred stock, equity securities, U.S. Government and Agency securities, and mortgage or asset-backed securities. In selecting securities for the fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed-income markets. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for current income and/or capital appreciation in relation to the risk borne.

Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund.

High Yield Securities Risk  The fund will purchase fixed income securities rated below the investment grade category.

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Diamond Hill High Yield Fund Summary	As of December 18, 2015

Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

Fixed Income Risk  The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decreases. Interest rates in the U.S. recently have been near or at historically low levels. Consequently, the risk associated with rising interest rates is heightened at this time.

Inflation Risk  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the fund.

Credit Risk  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality also may affect liquidity and make it difficult for the fund to sell the security.

Foreign and Emerging Markets Risk  The fund may invest in non U.S. securities and U.S. securities of companies domiciled in foreign (non-U.S.) countries that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in emerging markets.

Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

Performance

No performance information is presented for the fund at this time, as the fund has not yet commenced operations and does not have a full calendar year of performance. In the future, performance information will be presented in this section of the prospectus. This information will give some indication of the risks of investing in the fund by comparing the fund’s investment returns with a broad measure of market performance. The fund intends to compare its performance to the Bank of America ML US High Yield Index (the “BofA Index”). The BofA Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. You cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

In the future, the quoted performance for the fund will reflect the performance of the Diamond Hill High Yield Fund, LP (the “High Yield Partnership”), a private fund managed with full investment authority by the fund’s Adviser prior to the establishment of the fund on December 18, 2015. The assets of the High Yield Partnership will be converted into the assets of the fund upon the establishment of the fund. The fund is managed in all material respects in a manner equivalent to the management of the High Yield Partnership. The fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the fund was created for reasons entirely unrelated to the establishment of a performance record. The performance of the High Yield Partnership will be restated to reflect the net expenses of the fund for its initial years of investment operations. The High Yield Partnership is not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore not subject to certain investment restrictions imposed by the 1940 Act. If the High Yield Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance of the fund will be measured from December 4, 2014, the inception of the High Yield Partnership. The High Yield Partnership’s past performance is not necessarily an indication of how the fund will perform in the future both before and after taxes. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

Portfolio Management

Investment Adviser

Diamond Hill Capital Management, Inc.

Portfolio Managers

William Zox

Portfolio Manager of the High Yield Partnership since 12/2014

John McClain

Portfolio Manager of the High Yield Partnership since 12/2014

Suken Patel

Assistant Portfolio Manager

Since 12/2015

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Diamond Hill High Yield Fund Summary	As of December 18, 2015

Buying and Selling Fund Shares

Minimum Initial Investment

Class A and I:  $2,500

Class Y:  $500,000

To Place Orders	Mail: Diamond Hill High Yield Fund P.O. Box 183179 Columbus, OH 43218-3179 Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker - Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Fund Details

Additional Information About Investment Strategies and Related Risks

Investment Strategy

Under normal market conditions, the fund intends to provide exposure to high yield securities by investing at least 80% of its net assets in a diversified portfolio of corporate debt securities that are rated at the time of purchase below investment grade or are unrated. These investments are also known as “junk bonds,” “high yield bonds,” and “non-investment grade bonds,” and may include so called “distressed debt.” Such securities may be public or privately placed U.S. dollar denominated debt securities issued by U.S. and foreign companies of any size, which Diamond Hill Capital Management, Inc. (the “Adviser”) believes represent an attractive investment opportunity. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders. The fund also may invest in other securities including investment grade securities.

While not a part of the fund’s principal investment strategy of investing in corporate bonds, the fund may invest in other debt securities such as trust preferred securities, convertible securities, preferred stock, equity securities, U.S. Government and Agency securities, and mortgage or asset-backed securities. The Adviser actively manages the fund’s portfolio, seeking to limit fluctuation in the fund’s share price due to changes in market interest rates, while selecting investments that should offer current income based upon the Adviser’s credit analysis. In selecting securities for the fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed-income markets. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for current income and/or capital appreciation in relation to the risk borne.

The fund invests primarily in income producing securities. The Adviser attempts to select securities offering attractive risk-adjusted yields over comparable Treasury securities. Corporate and debt securities offer higher yields compared to Treasury securities to compensate for their additional risks, such as credit risk.

To generate additional income, the fund may lend its portfolio securities to financial institutions, meaning that a significant portion of the fund could be on loan at any given time. While this practice will not impact the fund’s principal investment strategy, it does subject the fund to the securities lending risk described below. Any expenses associated with securities lending are not reflected on the fee table.

Securities in Which the Fund Invests

The Adviser intends to achieve the fund’s objectives by investing in a diversified portfolio of debt securities that are rated below investment grade or are unrated. The credit risks of corporate debt securities vary widely based on the strength of the issuer and the priority of repayment. For example, higher ranking (senior) debt securities have a higher repayment priority than lower ranking (subordinated) debt securities. While not a part of the fund’s principal investment strategy of investing in corporate bonds, the fund also may invest in convertible corporate bonds, U.S. Treasury and Agency securities, mortgage and asset-backed securities, real estate investment trusts (“REITs”), and inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The fund may invest in preferred stocks, including trust preferred and convertible preferred stocks. Preferred stocks are equity securities with rights superior to those of common stocks and convertible preferred stock is preferred stock of an issuer that may be convertible within a specified time period into a certain number of shares of common stock of the same or a different issuer.

Investment Risks

The main risks associated with investing in the fund are described below and in the Fund Summary at the front of this prospectus.

General Risks  All mutual funds carry a certain amount of risk. You may lose money on your investment in the fund. The fund is subject to management risk because it is an actively managed fund. The fund may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities Risk  The fund invests in below investment grade bonds, also known as high yield securities or junk bonds. High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market for high yield securities is generally less active than the market for higher quality securities and the market price of these securities can change suddenly and unexpectedly. Based on measures such as dealer inventories and average trade size, the high yield market has become less liquid at the same time as it has grown markedly and become more concentrated under the control of the largest investors. During future periods of market stress, liquidity conditions in the high yield market may be even worse than prior periods of market stress.

Fixed Income Risk  The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decreases. Interest rates in the U.S. recently have been near or at historically low levels.

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Fund Details

Consequently, the risk associated with rising interest rates is heightened at this time. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Foreign and Emerging Markets Risk  The fund may invest in non U.S. securities and U.S. securities of companies domiciled in foreign (non-U.S.) countries that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in emerging markets.

Inflation-Indexed Bonds  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Prepayment and Call Risk  Most high yield corporate bonds are callable. Further, the fund may invest in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the fund may have to reinvest in securities with a lower yield. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Maturity Risk  In certain situations the fund may purchase a bond of a given maturity as an alternative to another bond of a different maturity. Ordinarily, under these circumstances, the fund will make an adjustment to account for the interest rate risk differential in the two bonds. This adjustment, however, makes an assumption about how the interest rates at different maturities will move. To the extent that the yield movements deviate from this assumption, there is a yield-curve or maturity risk. Another situation where yield-curve risk should be considered is in the analysis of bond swap transactions where the potential incremental returns are dependent entirely on the parallel shift assumption for the yield curve.

Securities Lending Risk  To generate additional income, the fund may lend its portfolio securities to financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the fund receive cash collateral from the borrower equal to no less than 100% of the market value of the securities loaned. The fund may invest this cash collateral in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Government Securities Risk  The fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at

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Fund Details

the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

Sector Emphasis Risk  The fund, from time to time, may invest 25% or more of its assets in one or more sectors, subjecting the fund to sector emphasis risk. This is the risk that the fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector in which the fund has a focused position, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

Equity Market Risk  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the fund invests) may decline over short or extended periods of time. When the value of the fund’s securities goes down, your investment in the fund decreases in value.

Small and Mid Cap Company Risk  Investments in smaller companies involve greater risks than investments in larger, more established companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less-than-certain growth prospects of small and medium capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In addition, less frequent trading, with smaller volume than larger capitalization companies, may make it difficult for the fund to buy and sell shares of smaller companies. Also, the market price for smaller and medium capitalization companies tends to rise more in response to demand and fall more in response to selling pressure than is the case with larger capitalization companies. Further, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.

Illiquid Securities Risk  The fund will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the fund. The price the fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. In addition, there may be no market or a limited market in which to sell illiquid securities.

Convertible Securities Risk  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Investment Company Risk  If the fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the fund invests in addition to the fund’s direct fees and expenses. The fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the fund.

ETF Risk  The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses of the underlying investment company when the fund invests in shares of another investment company.

High Portfolio Turnover Risk  The fund may engage in active and frequent trading leading to increased portfolio turnover and higher transaction costs, which may adversely affect the fund’s performance and may produce increased taxable distributions.

Redemption Risk  The fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent or if a large shareholder redeems a significant portion of its account, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the fund wishes to or is required to sell are illiquid.

REIT Risk  The fund’s investment in REITs are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

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Fund Details

Temporary Defensive Position Risk  To respond to unusual circumstances, the fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the portfolio from meeting its investment objective.

Temporary Strategies

From time to time, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. During these times, the fund may invest up to 100% of its assets in cash and cash equivalents. For example, the fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. These investments may prevent the fund from achieving its investment objective. If the fund acquires securities of money market funds, the shareholders of the fund will be subject to duplicative management fees and other expenses.

Portfolio Holdings Disclosure

No later than 30 days after the end of each month, the fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, the fund may also make publically available its portfolio holdings at other dates as may be determined from time to time. Not later than 60 days after the end of each quarter, the fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the fund will post these schedules on the fund’s web site at www.diamond-hill.com.

Shareholders may request portfolio holdings schedules at no charge by calling 888-226-5595. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the Statement of Additional Information.

Management of the Fund

Diamond Hill Capital Management, Inc. (the “Adviser”), 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, manages the day-to-day investment decisions of the fund and continuously reviews, supervises and administers the fund’s investment programs. The Adviser has been an investment adviser to individuals, pension and profit sharing plans, trusts, private investment funds, corporations and other institutions since June 2, 1988. As of August 31, 2015, the Adviser managed approximately $16.6 billion in assets.

Pursuant to the investment advisory contract between the Adviser and the fund, the Adviser, subject to the supervision of the Board of Trustees and in conformity with the stated

objective and policies of the fund, manages both the investment operations of the fund and the composition of the fund’s portfolios, including the purchase, retention and disposition of securities. In connection therewith, the Adviser is obligated to keep certain books and records of the fund. The Adviser also administers the corporate affairs of the fund, and in connection therewith, furnishes the fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the fund’s custodian, and the fund’s sub-administrator, sub-fund accountant and sub-transfer agent. The management services of the Adviser are not exclusive under the terms of the investment advisory contract and the Adviser is free to, and does, render management services to others.

The fund is authorized to pay the Adviser an annual fee as set forth below:

Fund	Percentage of Average Daily Net Assets
Diamond Hill High Yield Fund	0.50%

Portfolio Managers

Fund	Portfolio Managers	Assistant Portfolio Manager
High Yield	William Zox John McClain	Suken Patel

The Portfolio Managers (PMs) hold ultimate responsibility and accountability for the investment results of the portfolio and have full authority to make all investment decisions. The Assistant Portfolio Manager (APM) provides significant analytical support to the PMs and serves as a backup to the PMs with authority to make investment decisions when neither PM is available. Both of the PMs of the fund managed the High Yield Partnership.

Mr. McClain has a Bachelor of Science in Business Economics from University of Kentucky (magna cum laude), a Master of Business Administration from Carnegie Mellon University, and holds the CFA designation. He has been an investment professional with the Adviser since June 2014. Mr. McClain currently serves as a Portfolio Manager and Credit Analyst for the Adviser. From 2010 to 2014, Mr. McClain was Senior Vice President — Credit at Standard Life Investments. From 2007 to 2010, he was at Nationwide Mutual Insurance Company as a Management Associate in the Financial Leadership Rotation Program and then an Investment Analyst in Distressed Debt.

Mr. Patel has a Bachelor of Science degree in Finance from The Ohio State University and holds the CFA designation. He has been an investment professional with the Adviser since June 2006. Mr. Patel currently serves as a Research Analyst for the Adviser, focusing on energy. From 2005 to 2006, Mr. Patel served as an Equity Research Analyst with Victory Capital Management. From 2004 to 2005, Mr. Patel was a Merger & Acquisitions Analyst with KeyBanc Capital Markets.

Mr. Zox has a Bachelor of Arts degree from Williams College, a Juris Doctor degree from the Moritz College of Law at The Ohio State University and a Masters of Law degree from the

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Fund Details

University of Florida College of Law in taxation and holds the CFA designation. He has been an investment professional with the Adviser since January 2001. Mr. Zox currently serves as a Portfolio Manager for the Adviser. From 1993 to 2000, he was a tax associate and then a tax partner with the law firm of Schottenstein, Zox & Dunn Co., L.P.A.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in their managed fund(s). A discussion of the basis for the Board of Trustees’ approval of the fund’s advisory agreement will be available in the Trust’s Annual Report to shareholders for the fiscal period ended December 31, 2015.

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Your Account

Pricing Your Shares

When you buy and sell shares of the fund, the price of the shares is based on the fund’s net asset value per share (NAV) next determined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time (“ET”)) on each day the New York Stock Exchange (“NYSE”) is open for business. On occasion, the NYSE will close before 4:00 p.m. ET. Purchase requests received by the fund or an authorized agent of the fund after the NYSE closes, or on a day on which the NYSE is not open for trading, will be effective on the next day thereafter on which the NYSE is open for trading, and the offering price will be based on the fund’s NAV at the close of trading on that day. A separate NAV is calculated for each share class of the fund. The NAV for a class is calculated by dividing the value of the fund’s total assets (including interest and dividends accrued but not yet received), allocable to that class, minus liabilities (including accrued expenses) allocable to that class, by the total number of that class’ shares outstanding. The market value of the fund’s investments is determined primarily on the basis of readily available market quotations. Short-term investments in fixed income securities with maturities of less than 61 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, unless it is determined that such practice does not approximate market value.

If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the fund’s Board of Trustees. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. To the extent that the fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the fund is closed, the value of the fund’s shares may change on days when you will not be able to purchase or redeem your shares. In addition, securities trading on foreign markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the foreign market, bur prior to the close of the U.S. market. Fair valuation of the fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

If you purchase shares of the fund through a Processing Organization, as discussed below, it is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust. Any change in price due to the failure of the Trust to receive an order timely must be settled between the investor and the authorized agent placing the order.

How to Purchase Shares

Shares of the fund have not been registered for sale outside of the United States and the fund is generally only available to residents in the United States with a valid tax identification number. This prospectus in not intended for distribution to prospective investors outside of the United States. The fund generally does not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the fund. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or non-U.S. trust or estate, foreign corporation or foreign partnership.

Class A shares are available to the general public. Class I and Class Y shares are available for purchase by institutional investors such as corporations, pension and profit sharing or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments.

Class A and Class I Shares may also be purchased through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(K) plan administrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the fund, and certain financial intermediaries may charge their customers transaction or other fees. The fund or Adviser may pay service and/or distribution fees to these entities for services they provide to Class A and Class I shareholders.

Class I Shares may also be purchased by officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of Diamond Hill Funds or Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates.

Class Y shares may also be purchased through financial intermediaries authorized to act in an investment advisory capacity if each underlying investor qualifies and meets the initial investment minimum and where the investor, plan or

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program for which the shares are being acquired will not require the fund, or its affiliates, to make any sub-transfer agent, service, networking, or any other payments to any third party. Class Y shares have no ongoing shareholder service fees.

The minimum initial investment amount for Class A and Class I Shares is $2,500. The minimum initial investment amount for Class Y is $500,000. If a financial intermediary maintains an Omnibus Account in Class Y shares, each subaccount underlying the Omnibus Account must meet the minimum initial investment in order for the Omnibus Account to be eligible to own Class Y shares. The funds may waive the investment minimums for corporate participant directed retirement accounts (such as 401(k) accounts), some wrap fee accounts and in other circumstances as it may judge appropriate.

All investments and exchanges are subject to approval by the fund and the fund reserves the right to reject any purchase or exchange of shares at any time.

All Classes of the fund may not be available in every state.

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Fund Supermarkets and Clearing Organizations

You may purchase shares of the fund through a fund supermarket or clearing organization, which is a broker-dealer, bank or other financial institution that purchases shares for its customers (Processing Organization). The fund has authorized certain Processing Organizations to receive purchase and sale orders on its behalf. Before investing in the fund through a Processing Organization, you should read carefully any materials provided by the Processing Organization together with this prospectus.

When shares are purchased this way, there may be various differences. The Processing Organization may:

•	Charge a fee for its services.

•	Act as the shareholder of record of the shares.
•	Set different minimum initial and additional investment requirements.

•	Impose other charges and restrictions.

•	Designate intermediaries to accept purchase and sale orders on the fund’s behalf.

•	Impose an earlier cut-off time for purchase and redemption requests.

The Trust considers a purchase or sale order as received when an authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the fund’s net asset value next computed after such order is received in proper form. It is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust.

Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Trust. Certain Processing Organizations may receive compensation from the Trust, the Adviser or their affiliates.

Fund Direct Purchase

You may also make a direct initial investment by following these steps:

•	Complete and sign an investment application form which you can request by calling the fund at 888-226-5595 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the fund is open for business. On days when the NYSE closes early, the hours will be between 8:30 a.m. and 3:00 pm.

•	Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the fund in which you are investing. We do not accept third party checks, travelers’ checks, cash, money orders, credit card convenience checks or “starter” checks.

•	Mail the application and check to: Diamond Hill High Yield Fund P.O. Box 183179 Columbus, OH 43218-3179

To purchase shares of the fund by wire, call the fund at 888-226-5595 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the fund is open for business for instructions. On days when the NYSE closes early, the hours will be between 8:30 a.m. and 3:00 pm. The fund will accept wire orders only on a day on which the fund, the Custodian and the Transfer Agent are open for business. A wire purchase will be considered made when the wired money is received and the purchase is accepted by the fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the fund may charge a fee in the future.

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CAT Program

When making your initial investment in the fund, you may choose to participate in the fund’s continuing automatic transfer (CAT) program by completing the CAT section of the application form discussed above. Purchase amounts ($100 minimum) are automatically debited each month from your bank account through ACH (automated clearing house) and are subject to the payment of any applicable sales charge.

Sales Charges

Shares of the fund are purchased at the public offering price (their NAV plus any applicable sales charge).

The fund’s principal underwriter compensates Financial Intermediaries (such as broker-dealers), including processing organizations, who sell shares of the fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the principal underwriter or affiliates of the principal underwriter and from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to the principal underwriter and a Financial Intermediary.

Class A Shares

The public offering price for Class A shares of the fund is the next determined NAV plus a sales charge (unless you qualify for a waiver of the sales charge) as shown in the following table.

	Sales Charge as % of
Amount of Investment	Public Offering Price	Net Amount Invested	Financial Intermediary Commission[1]
Less than $100,000	3.50%	3.63%	3.00%
$100,000 to $250,000	2.75%	2.83%	2.50%
$250,000 to $500,000	2.00%	2.04%	1.75%
$500,000 to $750,000	1.25%	1.27%	1.00%
$750,000 to $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	None	None	None

[1]	As a percent of the public offering price.

The fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the Diamond Hill Funds in which you invest (as described below), even if such funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all Diamond Hill Funds to be held in accounts owned by your spouse or children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the Diamond Hill Funds that you would like to have one or more funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation  You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A or Class C Shares of a Diamond Hill Fund held in:

1.	Your account(s);

2.	Your spouse’s account(s);

3.	Joint accounts with qualified spouse;

4.	Account(s) of children under the age of 21 who share your residential address;

5.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

6.	Solely controlled business accounts; and

7.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the fund may verify (1) the number of shares of the funds held in your account(s) with the Diamond Hill Funds, (2) the number of shares of the funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the funds held in an account with a Financial Intermediary owned by your spouse or by children under the age of 21 who share your residential address.

Letter of Intent  You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. The fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts.

In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also consider the value of Class A Shares purchased previously that were sold subject to a sales charge. In other words, a Letter of Intent allows you to purchase Class A Shares of the fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The fund will also consider the value of Class A Shares sold at NAV. Class A Shares purchased with dividends or distributions will not be included in the

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calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the fund a Letter of Intent. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced sales charge rate (based on the amount you intended to purchase) and the sales charge rate that would normally apply (based on the actual amount you purchased).

Additional information regarding the reduction of Class A sales charges is available in the fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 888-226-5595 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the fund is open for business. On days when the NYSE closes early, the hours will be between 8:30 a.m. and 3:00 pm. These programs may be terminated or amended at any time.

Distribution Plans

The fund has adopted a plan under Rule 12b-1 that allows certain classes of its shares to pay distribution fees. Up to 0.25% of each class’ 12b-1 fee can be used as a shareholder servicing fee. Class A shares pay annual 12b-1 expenses of 0.25%. Because these fees are paid out of the fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries

Diamond Hill Capital Management, Inc., the Adviser and Administrator, may make payments to financial intermediaries that can be categorized as “service-related” or “distribution-related.”

Payments made by the Administrator to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, record keeping and other shareholder services are categorized as “servicing related.” Payments made pursuant to such agreements generally are based on either (a) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (b) the number of accounts serviced by such financial intermediary.

Payments made by the Adviser from its own resources to financial intermediaries that are in addition to, rather than in lieu of, Rule 12b-1 fees for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “distribution-related.” Distribution-related payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the fund and other Diamond Hill Funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, distribution related payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the fund or other Diamond Hill Funds to its customers or provide an incentive for a financial intermediary to cooperate with the Distributor’s marketing efforts by providing representatives of the Distributor with preferential access to representatives of the intermediary’s sales force. Distribution-related payments may also be used to reimburse expenses related to educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (“FINRA”)) designed to increase sales representatives’ awareness about Diamond Hill Funds, including travel and lodging expenditures.

Sales Charge Waivers

No sales charge is imposed on Class A Shares of the fund if the shares were:

1.	Acquired in exchange for shares of another Diamond Hill Fund if a comparable sales charge has been paid for the exchanged shares.

2.	Bought by officers, directors or trustees, and employees and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

-	The Diamond Hill Funds;

-	Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates;

-	The Distributor and its subsidiaries and affiliates; or

-	Broker-dealers or financial institutions that have entered into dealer agreements with the Diamond Hill Funds or their principal underwriter and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of fund shares).

3.	Bought by advisory clients of Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates.

4.	Bought by 529 college savings plans or bought by certain corporate sponsored, participant-directed retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

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5.	Bought by Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

6.	Bought by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved.

7.	Bought by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such a fiduciary relationship is reported at the time of the investment to the fund or the fund’s Distributor.

8.	Bought by employer-sponsored health savings accounts.

9.	Acquired with proceeds from the sale of Class C Shares, Class I Shares or Class Y Shares of a Diamond Hill Fund or acquired in a transfer of Class C Shares, Class I Shares or Class Y Shares of a Diamond Hill Fund for Class A Shares of the same fund, but only if the purchase is made within 90 days of the distribution. Appropriate documentation may be required. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.

10.	Bought with proceeds from the sale of Class A Shares of a Diamond Hill Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.

11.	Bought in connection with plans of reorganizations of a Diamond Hill Fund, such as mergers, asset acquisitions and exchange offers to which a fund is a party.

12.	Bought directly from the fund by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 888-226-5595 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the fund is open for business or contact your Financial Intermediary. On days when the NYSE closes early, the hours will be between 8:30 a.m. and 3:00 pm. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Other Purchase Information

The fund reserves the right to limit the amount of purchases and to refuse to sell to any person. When purchasing shares of the fund by check, the check must be made out to the fund, or the Trust, as the payee. If your check or wire does not clear, you will be responsible for any loss incurred by the fund. If you are already a shareholder of the fund, we reserve the right to redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred or money owed to the Trust. You may be prohibited or restricted from making future purchases in the fund.

How to Redeem Shares

You may redeem all or part of your investment in the fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described below. Redemption requests received by the fund or an authorized agent of the fund before 4:00 p.m. ET (or before if the NYSE closes before 4:00 p.m. ET) will be effective that day. The price you will receive when you redeem your shares will be the NAV (less any applicable sales charges) next determined after the fund receives your properly completed order to sell. You may receive proceeds of your sale in a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the fund’s securities at the time of your sale. A broker may charge a transaction fee to redeem shares. The fund may charge $9 for wire redemptions. Any charges for wire redemptions will be deducted from your account by redemption of shares.

By Mail  To redeem any part of your account in the fund by mail, send a written request, with the following information, to:

Diamond Hill High Yield Fund

Diamond Hill Funds

P.O. Box 183179

Columbus, OH 43218-3179

•	the fund name;

•	your account number;

•	the name(s) on your account;

•	your address;

•	the dollar amount or number of shares you wish to redeem;

•	the signature of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered; and

•	the Federal tax withholding election (for retirement accounts),

•	If the shares to be redeemed have a value of $100,000 or more, your signature(s) must be guaranteed by an original Medallion Signature Guarantee by an eligible guarantor institution outlined below,

•	You must request the redemption in writing with your signature guaranteed by a Medallion Signature Guarantee, regardless of the value of the shares being redeemed if: the

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address on your account has been changed within 30 days of your redemption request; the check is not being mailed to the address on your account; the check is not being made payable to the owner(s) of the account; the redemption proceeds are being transferred to another fund account with a different registration or; the redemption proceeds are being wired to bank instructions currently not on your account.

We accept original signature guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings and loan associations participating in a Medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED. In certain instances, we may require you to furnish additional legal documents to insure proper authorization.

By Telephone  If you have completed the Optional Telephone Redemption and Exchange section of your investment application, you may sell any part of your account by calling the fund at 888-226-5595 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the fund is open for business. On days when the NYSE closes early, the hours will be between 8:30 a.m. and 3:00 p.m. IRA accounts are not redeemable by telephone.

Neither the fund nor the Transfer Agent will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or digital recording telephone instructions.

We may terminate the telephone sale procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us, although we have never experienced difficulties in receiving or in a timely fashion responding to telephone requests. If you are unable to reach us by telephone, you may request a sale by mail. An original Medallion Signature Guarantee is required for any telephone redemption request for an amount of at least $100,000 as described above. A telephone redemption request for an amount of at least $100,000 as described above will not be processed until the Medallion Signature Guarantee is received by the Transfer Agent.

Additional Information  Redemptions will be remitted to the record holder at the address of record or to bank accounts of the shareholder that have been previously designated by the shareholder. If you are not certain of the requirements for a sale please call the fund at 888-226-5595 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the fund is open for business. On days when the NYSE closes early, the hours will be between 8:30 a.m. and 3:00 p.m. We cannot accept, and will return, requests specifying a certain date or share price. The fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as ten business days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment dates.

Generally, all redemptions will be for cash. However, the fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. Readily marketable securities may include illiquid securities. You may experience a delay in converting illiquid securities to cash. If payment is made in securities, the fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur transaction costs if the securities are sold.

Accounts with Low Balances  Maintaining small accounts is costly for the fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the fund’s minimum.

•	If the value of your account falls below $2,500 you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Administrator to offset small account expenses. The fund reserves the right to waive the quarterly fee.

•	The fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,500. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed.

•	The above involuntary redemptions constitute a sale of fund shares. You should consult your tax adviser concerning the tax consequences of involuntary redemptions.

How to Exchange Shares

You may exchange any or all of your shares in a fund for shares in another Diamond Hill fund or another share class of the same fund, subject to the following conditions:

Exchanges of Class A Shares of the Fund  You may exchange any and all of your Class A shares in the fund for Class A shares of another fund without sales charge. Class A shares can also be

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exchanged for Class I or Class Y shares of the same fund or a different fund if the investment minimum and eligibility requirements of Class I or Class Y shares are met.

Exchanges of Class Y Shares of the Fund  You may exchange any and all of your Class Y shares of the fund for Class Y shares of another fund. Class Y shares can also be exchanged for Class A or Class I shares of the same fund or a different fund, if the investment minimum and eligibility requirements of Class A or Class I shares, respectively, are met.

You may request the exchange by telephoning 888-226-5595 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the fund is open for business or writing the fund at Diamond Hill Funds, P.O. Box 183179, Columbus, OH 43218-3179. On days when the NYSE closes early, the hours will be between 8:30 a.m. and 3:00 p.m. Exchanges may be made only if the exchanging fund is registered in your state of residence. The exchange privilege does not constitute an offering or recommendation of the fund. It is your responsibility to obtain and read a prospectus of the exchanging fund before you make an exchange.

•	If you exchange shares into or out of a fund, the exchange is made at the net asset value per share of each fund next determined after the exchange request is received.

In times of extreme economic or market conditions, exchanging fund shares by telephone may be difficult. To receive a specific day’s price, your letter or call must be received before that day’s close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes.

Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee. The Diamond Hill Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine. The exchange feature may be modified or discontinued at any time upon notice to you in accordance with federal securities laws.

Share Class Conversions  The Internal Revenue Service currently takes the position that a conversion/exchange of share classes of the same fund is a nontaxable event. Conversion/exchanges of share classes between different funds is generally taxable.

How to Request Certain Non-Financial Transactions

The fund will accept the STAMP’s Signature Validation Program (SVP) stamp for certain non-financial transactions. The SVP was introduced in response to requests from financial services institutions that rely upon the effectiveness of a signature guarantee when processing non-financial transactions for which the surety bond attached to a Medallion Signature Guarantee (MSG) would not apply. The SVP stamp carries its own separate surety bond that would apply to such non-financial transactions. The SVP stamp may be obtained from eligible members, including banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

This program enables the fund to accept documents stamped with an SVP stamp in lieu of the MSG for non-financial transactions. The non-financial transactions for which the fund can accept an SVP are: (1) change name; (2) add or change banking instructions; (3) add or change beneficiaries; (4) add or change authorized account traders; (5) add a Power of Attorney; (6) add or change Trustee; and (7) change UTMA/UGMA custodian.

In the event that your bank or financial institution does not participate in the SVP Stamp program, you should request that the guarantor use their Medallion Guarantee Stamp.

Market Timing Trading Policy

The fund does not authorize, and uses reasonable methods to discourage, short-term or excessive trading, often referred to as “market timing.” Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing or excessive trading may result in dilution of the value of fund shares held by long-term shareholders, disrupt portfolio management, and increase fund expenses for all shareholders. The fund will take reasonable steps to discourage excessive short-term trading and the fund’s Board of Trustees has adopted the following policies and procedures with respect to market timing. The fund will monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If the fund has reason to believe that a shareholder has engaged in excessive short-term trading, the fund may ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts. In addition to rejecting purchase orders in connection with suspected market timing activities, the fund can reject a purchase order for any reason. While the fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the fund believes they are acting in a manner that is in the best interests of shareholders.

Market timers may disrupt portfolio management and harm fund performance. To the extent that the fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the fund uses a variety of methods to detect and deter market timing, due to the complexity involved in identifying excessive trading there is no assurance that the fund’s efforts will identify and eliminate all trades or trading practices that may be considered abusive. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Trust has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Trust;

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Your Account

(2) furnish the Trust, upon its request, with information regarding customer trading activities in shares of the Trust; and (3) enforce its market-timing policy with respect to customers identified by the Trust as having engaged in market timing. When information regarding transactions in the Trust’s shares is requested by the Trust and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Trust has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Trust, to restrict or prohibit the indirect intermediary from purchasing shares of the Trust on behalf of other persons.

The fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The fund has no arrangements to permit any investor to trade frequently in shares of the fund, nor will it enter into any such arrangements in the future.

Distribution and Taxes

The following information is provided to help you understand the income and capital gains you may earn while you own fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee the fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions  The fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The fund expects to declare and distribute its net investment income, if any, to shareholders monthly. Capital gains, if any, may be distributed at least annually. The fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund. All income and capital gain distributions are automatically reinvested in shares of the fund unless you request cash distributions on your application or through a written request. If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the fund at the fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations  If you are a taxable investor, dividends and capital gain distributions you receive from the fund, whether you reinvest your distributions in additional fund shares or receive them in cash, are subject to federal income tax, state taxes, and possibly local taxes:

•	distributions are taxable to you at either ordinary income or capital gains tax rates;
•	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares;

•	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

•	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction, subject to certain limitations;

•	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December; and

•	for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax is imposed on distributions you receive from the fund and gains from selling, redeeming or exchanging your shares. The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the fund, from ascertaining with certainty, until after the calendar year end, the final amount and character of distributions the fund has received on its investments during the prior calendar year. Prior to issuing your statement, the fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor and invest in the fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares  Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Diamond Hill Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling fund shares are taxed at your applicable tax rate for long-term capital gains. Short-term capital gains are taxed at ordinary income

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Your Account

tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Other Tax Jurisdictions  Distributions and gains from the sale or exchange of your fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by the fund to non-U.S. investors will terminate and no longer be available for dividends paid by the fund with respect to its taxable years beginning after December 31, 2013, unless such exemptions are extended or made permanent.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts When you invest in the fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding  By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the fund.

Householding

To reduce expenses, we mail only one copy of the fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the fund at 888-226-5595 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the fund is open for business or contact your financial institution. On days when the NYSE closes early, the hours will be between 8:30 a.m. and 3:00 p.m. We will begin sending you individual copies thirty days after receiving your request.

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Financial Highlights

The financial highlights tables are intended to help you understand the fund’s financial performance for the past 5 years (or, if shorter, the period of the fund’s operations). The fund’s audited financial statements will be incorporated by reference herein after each December 31 fiscal year end once the fund commences operations.

18	DIAMOND HILL FUNDS	|	PROSPECTUS	|	DECEMBER 18, 2015	|	DIAMOND-HILL.COM

Investment Adviser

Diamond Hill Capital Management, Inc.

325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

Custodian

State Street Bank and Trust Company

200 Clarendon Street

16th Floor

Boston, MA 02116

Independent Registered Public Accounting Firm

Ernst & Young LLP

1900 Scripps Center

312 Walnut Street

Cincinnati, Ohio 45202

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, Inc.

325 John H. McConnell Boulevard, Suite 150

Columbus, Ohio 43215

For Additional Information, call

Diamond Hill Funds

Toll Free 888-226-5595

To Learn More

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on fund policies and operations. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The fund’s annual report contains management’s discussion of market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Call the fund at 888-226-5595 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the fund is open for business to request free copies of the SAI and the fund’s annual and semi-annual reports, to request other information about the fund and to make shareholder inquiries. On days when the NYSE closes early, the hours will be between 8:30 a.m. and 3:00 p.m.

The fund’s SAI, annual and semi-annual reports to shareholders are also available, free of charge, on the fund’s Internet site at www.diamond-hill.com.

You may review and copy information about the fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 202-551-8090 for room hours and operation. You may also obtain reports and other information about the fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1090.

Investment Company Act #811-8061

STATPRO 123115

Statement of Additional Information

December 18, 2015

Diamond Hill High Yield Fund

(A Fund or Series of Diamond Hill Funds)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated December 18, 2015. The Fund’s Prospectus is incorporated by reference into this SAI. A free copy of the Prospectus can be obtained by writing the Transfer Agent at P.O. Box 183179, Columbus, OH 43218-3179 or by calling 1-888-226-5595.

	Class A	Class I	Class Y
Diamond Hill High Yield Fund	DHHAX	DHHIX	DHHYX

DESCRIPTION OF THE TRUST

Diamond Hill Funds (the “Trust”) currently offers ten series of shares, Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Research Opportunities Fund, Diamond Hill Financial Long-Short Fund, Diamond Hill Strategic Income Fund, and Diamond Hill High Yield Fund (individually a “Fund” and collectively the “Funds”). This Statement of Additional Information relates to the Diamond Hill High Yield Fund.

The Trust is an open-end investment company of the management type registered under the Investment Company Act of 1940, as amended (“1940 Act”), and was established under the laws of Ohio by an Agreement and Declaration of Trust dated January 14, 1997, as amended and restated May 28, 1997, and August 21, 2012, and further amended on November 21, 2013, and August 20, 2015 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the “Shares”). Each of the Funds is diversified, as defined in the 1940 Act.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund’s shareholders.

The differing sales charges and other expenses applicable to the different classes of a Fund’s shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Diamond Hill High Yield Fund may make and some of the techniques each may use. Unless noted, the Fund may make the following investments.

A. Equity Securities

The Fund may invest in equity securities. Equity securities consist of common and preferred stocks, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock is a class of ownership in a corporation that has a higher claim on the assets and earnings than common stock. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Equity securities include S&P Depositary Receipts (“SPDRs”) and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stock included in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments may track the movement of other stock indexes.

The Fund may invest in foreign equity securities by purchasing American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that the Fund does invest in ADRs, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund’s portfolio may decrease in value or not increase as much as the market as a whole. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

At times, a portion of the Fund may be invested in companies with short operating histories (“new issuers”) and in initial public offerings (“IPOs”), and such investments could be considered speculative. New issuers are relatively unseasoned and may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. New issuers will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. To the extent the Fund invests in smaller capitalization companies, the Fund will also be subject to the risks associated with such companies. Smaller capitalization companies, IPOs and new issuers may experience lower trading volumes than larger capitalization, established companies and may experience higher growth rates and higher failure rates than larger capitalization companies. Smaller capitalization companies, IPOs and new issuers also may have limited product lines, markets or financial resources and may lack management depth.

B. Repurchase Agreements

The Fund may invest in repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from a seller, also known as the repurchase agreement counterparty, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain foreign jurisdictions confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although (with respect to repurchase agreements subject to U.S. law) the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by the Fund under the 1940 Act.

Repurchase agreement counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers that the Adviser deems creditworthy under guidelines approved by the Board of Trustees.

C. Leveraging

The Fund may borrow up to 33 percent of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient Fund holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund, which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced. The Fund also may achieve leverage by engaging in the following types of transactions: short sales and writing call and put options. Each of these transactions is discussed in more detail below.

D. Short Sales

The Fund may engage in short sales. When the Fund’s adviser, Diamond Hill Capital Management, Inc. (“Adviser” or “Investment Adviser”) believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.

At any time that the Fund has an open short sale position, the Fund is required to segregate with the Custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or

U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. However, depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on the deposits made with the broker or Custodian. These deposits do not have the effect of limiting the amount of money the Fund may lose on a short sale – the Fund’s possible losses may exceed the total amount of deposits. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 20% of the value of the Fund’s net assets.

The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund’s investment in the security. For example, if the Fund purchases a $10 security, the most that can be lost is $10. However, if the Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, because of the asset segregation requirement, the Fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of Fund shares.

E. Real Estate Investment Trusts (REITs)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments and derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

The value of real estate securities in general and REITs in particular, will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund, though not invested directly in real estate, still are subject to the risks associated with investing in real estate, which include:

•	possible declines in the value of real estate

•	risks related to general and local economic conditions

•	possible lack of availability of mortgage funds

•	overbuilding

•	changes in interest rates

•	environmental problems

Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general, which include:

•	dependency upon management skills

•	limited diversification

•	the risks of financing projects

•	heavy cash flow dependency

•	default by borrowers

•	self-liquidation

•	possibility of failing to maintain exemptions from the Investment Company Act of 1940

•	in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

F. U.S. Treasury Obligations

The Fund may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). The Fund may also invest in Inflation Indexed Treasury Obligations.

G. Options Transactions

Derivative contracts are financial instruments that require payments based upon changes in the values of underlying securities, currencies, commodities, financial indices or other assets. Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and also may expose the Fund to liquidity and leverage risks. Over-the-counter (“OTC”) contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract. The Fund may invest in options, which are considered to be derivatives.

The Fund may write (sell) “covered” call options and purchase covered put options, and purchase call and write put options to close out options previously entered into by the Fund. The purpose of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s net asset value per share. Although additional revenue may be generated through the use of covered call options, the Adviser does not consider the additional revenues that may be generated as the primary reason for writing covered call options.

The value of options held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund’s portfolio. All transactions in options involve the possible risk of loss to the Fund of all or a significant part of its investment. In some cases, the risk of loss may exceed the amount of the Fund’s investment. When the Fund writes a call option without holding the underlying securities or currencies, its potential loss is unlimited. The Fund will, however, be required to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy the Fund’s obligations under options contracts. The successful use of exchange-traded options depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options traded over-the-counter, the Fund is at risk that the other party to the transaction may default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer’s obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporation and of the Exchanges. A put option gives the holder (buyer) the “right to sell” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund will only write covered call options and purchase covered put options. This means that the Fund will only write a call option or purchase a put option on a security that the Fund already owns. The Fund will not write call options on when-issued securities. The Fund will not write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Fund’s total assets.

Portfolio securities on which put options will be purchased and call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect the Fund’s holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be maintained in a segregated account with the Fund’s custodian. The Fund does not consider a security covered by a call or put option to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or which the Fund will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the regular session of trading on the New York Stock Exchange) or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the regular session of trading on the New York Stock Exchange) or, in the absence of such sale, the latest bid price. The assets will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The Fund will only purchase a call option to close out a covered call option it has written. The Fund will only write a put option to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold. When the Fund writes a covered call option, or purchases a put option, it runs the risk of not being able to participate in the appreciation of the underlying security above the exercise price, as well as the risk of being required to hold onto securities that are depreciating in value. The Fund will pay transaction costs in connection with the writing or purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to the Clearing Corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such a sale might be advantageous. The Staff of the Securities and Exchange Commission has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on investments in illiquid securities. If the Commission or its staff changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Certain option transactions have special tax results for the Fund. Listed non-equity options will be considered to have been closed out at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the option. In addition, losses on purchased puts and written covered calls, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold. The holding period of the securities covering these options will be deemed not to begin until the option is terminated. Losses on written covered calls and purchased puts on securities may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

H. Illiquid Securities

The Fund may invest up to 15% of its respective assets (valued at the purchase date) in illiquid securities. Illiquid securities generally include securities that cannot be disposed of within seven days and in the ordinary course of business at approximately the amount at which it is valued by the Fund. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. In addition, there may be no market or a limited market in which to sell illiquid securities.

I. Restricted Securities

Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “Act”) or pursuant to Rule 144 or 144A promulgated under the Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Adviser may determine that a restricted security is liquid.

J. Investment Company Securities

The Fund may invest in securities issued by other investment companies. Such securities will be acquired by the Fund within the limits prescribed by the 1940 Act. Because other investment companies employ an investment adviser and have other costs associated with their operation, such investments by the Fund may cause shareholders to bear duplicate fees.

The Fund may also invest in various exchange traded funds (“ETFs”) and closed-end funds, subject to the Fund’s investment objective, policies and strategies. Closed-end investment companies are a type of investment company the shares of which are not redeemable by the issuing investment company. The value of the shares is set by the transactions on the secondary market and may be higher or lower than the value of the portfolio securities that make up the closed-end investment company. The Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Closed-end investment companies may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds may trade at a premium or discount which means that the price in the secondary market may be higher or lower than the calculated net asset value.

Closed-end investment companies may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on the Fund’s investment, but at the same time the closed-end fund may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Closed-end funds in which the Fund invests may issue auction preferred shares (“APS”). The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. The Fund may not be able to sell its APS at an auction if the auction fails. An auction fails if there are more APS offered for sale than there are buyers. A closed-end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed-end fund be required to redeem APS in the event of a failed auction. As a result, the Fund’s investment in APS may be illiquid. In addition, if the Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, the Fund could receive a lower rate of return on its APS than the market rate.

The price movement of an ETF may not track the underlying index and may result in a loss. Both ETFs and closed-end funds, like stocks, trade on exchanges such as the NYSE. Both are priced continuously and trade throughout the day.

K. Corporate Debt Securities

The Fund may invest in debt securities of corporate issuers. In addition to corporate bonds, the Fund may invest in debt securities such as trust preferred securities, convertible securities, preferred convertible securities, contingent convertible securities, preferred stock, equity securities, U.S. Government and Agency securities and mortgage or asset-backed securities. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. For example, higher ranking (senior) debt securities have a higher repayment priority than lower ranking (subordinated) debt securities. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Convertible securities may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Contingent convertible securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. These securities may have no stated maturity and may have fully discretionary coupons that can potentially be cancelled at the issuer’s discretion or may be prohibited by the relevant regulatory authority from being paid in order to help the issuer absorb losses.

L. Master Limited Partnerships (MLPS)

The Fund may invest in MLPS’ which are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPS investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPS are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPS grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

M. Government Securities

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”) and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see “Additional Information About Fund Investments and Risk Considerations – Mortgage-Related Securities” in this Statement of Additional Information.

N. Commercial Paper

Commercial paper consists of promissory notes issued by corporations. Although such notes are generally unsecured, the Fund may also purchase secured commercial paper. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund only purchases commercial paper that is rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) (such as A-2 or better by Standard & Poor’s Corporation (“S&P”), P-2 or better by Moody’s Investors Service, Inc. (“Moody’s”) or F-2 or better by Fitch IBCA (“Fitch”)) or if unrated, determined by the Adviser to be of comparable quality. The Fund may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

O. Mortgage-Related Securities

Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). (A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgage obligations principally secured by interests in real property and other permitted investments).

Mortgage-backed securities are debt securities representing interests in pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as Ginnie Mae;

•	government-related organizations such as Fannie Mae and Freddie Mac;

•	non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates that are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. Each Fund does not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of the Fund’s investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across to different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC

Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

Limitations on the Use of Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOS”), while the other class will receive all of the principal (“POS”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. Government, under certain interest rate or prepayment rate scenarios, the Fund may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

The Fund may invest in SMBS to enhance revenues or hedge against interest rate risk. The Fund may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitations on investments in illiquid securities.

Adjustable Rate Mortgage Loans. The Fund may invest in adjustable rate mortgage loans (“ARMS”). Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM.

Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risks Factors of Mortgage-Related Securities

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage obligation. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgage obligation underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgage obligation and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Market Value. The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Fund invests will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

P. Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to asset-backed security holders on a pro rata basis.

Prepayment Risks. The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, the Fund may have to reinvest the proceeds from the securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, the Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

Q. Variable and Floating Rate Instruments

Certain obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

“Variable Amount Master Demand Notes” are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

The Fund may acquire “Variable and Floating Rate Instruments.” A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by the Adviser under guidelines established by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund. The absence of such an active secondary market, could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. The Fund will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Fund’s net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which the Fund may purchase demand instruments that are not illiquid. If not rated, such instruments must be found by the Adviser, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

R. Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.

“Bankers’ Acceptances” are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Fund will be those guaranteed by domestic and foreign banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

“Certificates of Deposit” are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of domestic and foreign branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, and in certificates of deposit of domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

The Fund may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Fund may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments” herein).

“Time Deposits” are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. The Fund utilizes demand deposits in connection with its day-to-day operations. Time deposits will be maintained only at banks or savings and loan associations from which the Fund could purchase certificates of deposit.

S. Municipal Securities

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, waterworks and sewer systems, and other utilities.

Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide water, sewage and solid waste facilities; qualified residential rental projects; certain local electric, gas and other heating or cooling facilities; qualified hazardous waste facilities; high-speed intercity rail facilities; governmentally-owned airports, docks and wharves and mass transportation facilities; qualified mortgage; student loan and redevelopment bonds; and bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities; sports facilities; industrial parks; convention or trade show facilities; airport, mass transit, port or parking facilities; air or water pollution control facilities; sewage or solid waste disposal facilities; and facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond, if any, or to the credit of the underlying corporate user (and any guarantor). Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. The Fund may purchase short-term General Obligations Notes; Tax Anticipation Notes; Bond Anticipation Notes; Revenue Anticipation Notes; Project Notes; and other forms of short-term loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including general money market conditions; coupon rate; the financial condition of the issuer; general conditions of the municipal bond market; the size of a particular offering; the maturity of the obligations; and the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Risk Factors in Municipal Securities

Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

Litigation and Current Developments. Such litigation or conditions may from time to time materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s Municipal Securities in the same manner.

T. Foreign Investments

The Fund may invest in foreign securities and will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Although American Depositary Receipts and European Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

The Fund may invest in certain debt obligations or debt securities (e.g., bonds and commercial paper) of foreign issuers, including obligations of foreign branches of U.S. banks and obligations of foreign banks. Possible investments include, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, and Europaper.

The Fund may also invest in foreign equity securities.

Limitations on the Use of Foreign Investments. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Fund.

Risk Factors of Foreign Investments

Political and Exchange Risks. Foreign investments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

Currency Risk. Foreign securities are typically denominated in foreign currencies. The value of the Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by:

•	Changes in currency exchange rates;

•	The relative strength of those currencies and the U.S. dollar; and

•	Exchange control regulations.

Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

U. Short-Term Funding Agreements

To enhance yield, the Fund may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, the Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

The Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities.

V. Structured Instruments

The Fund may invest in structured instruments. Structured instruments are debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund’s original investment. Derivatives also are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index or underlying obligation changes in a manner other than that expected by the Adviser, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture).

The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by the Adviser, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts.

The Fund will invest only in structured securities that are consistent with the Fund’s investment objective, policies and restrictions and the Adviser’s outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, the Fund will not invest in structured instruments if the terms of the structured instrument provide that the Fund may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the

Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Fund will treat such instruments as illiquid, and will limit its investments in such instruments to no more than 15% of the Fund’s net assets, when combined with all other illiquid investments of the Fund.

W. Fixed Income Securities

The Fund invests in fixed income securities. Convertible securities and other debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund also may invest in below investment grade bonds, also known as high yield securities or junk bonds. High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market for high yield securities is generally less active than the market for higher quality securities and the market price of these securities can change suddenly and unexpectedly.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

X. Bank Loans

The Fund also may in invest in short-term and long-term debt obligations issued by commercial banks and savings institutions. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meets its obligations. Bank obligations may be general obligations by the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investments in bank paper may not yield expected returns because the increased regulation may significantly curtail the operations and profitability of depository institutions and their holding companies.

Y. When-Issued, Delayed-Delivery and To Be Announced Securities

The Fund may purchase when-issued, delayed-delivery and to-be-announced (“TBA”) securities. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. TBA mortgage securities are mortgage pools where the issuer has defined and agreed to, in advance, the basic terms for investors, but has not yet specified the mortgage pools in which interests will be sold.

Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. By the time of delivery, such securities may be valued at less than the purchase price. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. When such securities are purchased, the Fund must segregate liquid assets to pay for the purchase upon settlement. On delivery dates for such transactions, the Fund will meet its obligations from the proceeds of matured securities, the sale of the securities and/or from available cash. If the Fund sells such a security before the security has been delivered, the Investment Adviser will instruct the Trust’s custodian to segregate assets to satisfy the Fund’s payment obligations. Whenever the Fund is required to segregate assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to evidence segregation. In addition, FINRA is developing new requirements for the posting of initial and variation margin on all forward settling trades. If enacted in their current form, the Fund may be required to post cash margin to the broker/dealer executing the transaction if the Fund is engaged in forward settling trades.

Temporary Strategies

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective. If the Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees and other expenses.

Operational Risk

An investment in the Fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seek to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Information Security Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede security trading, subject the Fund to regulatory fines, result in financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered nonfundamental (“Nonfundamental”).

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its respective total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

With respect to paragraph 1 above, if asset coverage on borrowing at any time falls below 300% for the Fund, within three days (or such longer period as the SEC may prescribe by rule or regulation) the Fund shall reduce the amount of its borrowings to the extent that asset coverage of such borrowings will be at least 300%.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Nonfundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Nonfundamental (see “Investment Restrictions” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

5. Reverse Repurchase Agreements. The Fund will not enter into reverse repurchase agreements.

SHARES OF THE FUND

The Diamond Hill High Yield Fund is registered to offer Class A, Class I, and Class Y shares. All classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that each class has exclusive voting rights with respect to its Rule 12b-1 distribution plan. The net asset value per share of each of the classes is expected to differ from time to time.

•	Class A Shares

Class A Shares are available to the general public and may also be purchased through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents.

The public offering price for Class A shares of the Diamond Hill High Yield Fund is the next determined NAV plus a sales charge as shown in the following table.

	Sales Charge as % of		Financial Intermediary Commission as % of Public Offering Price
Amount of Investment	Public Offering Price	Net Amount Invested
Less than $100,000	3.50%	3.63%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.75%
$500,000 but less than $750,000	1.25%	1.27%	1.00%
$750,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	None	None	None

The Diamond Hill Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the Diamond Hill Funds in which you invest (as described below) even if such Diamond Hill Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all Diamond Hill Funds to be held in accounts owned by your spouse or children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the Fund that you would like to have one or more Diamond Hill Funds linked together for purposes of reducing the initial sales charge.

• Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A or Class C Shares of a Diamond Hill Fund held in:

1.	Your account(s);

2.	Your spouse’s account(s);

3.	Joint accounts with qualified spouse;

4.	Account(s) of children under the age of 21 who share your residential address;

5.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

6.	Solely controlled business accounts; and

7.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may verify (1) the number of shares of the Diamond Hill Funds held in your account(s) with the Diamond Hill Funds, (2) the number of shares of the Diamond Hill Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the Diamond Hill Funds held in an account with a Financial Intermediary owned by your spouse or by children under the age of 21 who share your residential address.

•	Letter of Intent: You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary, purchasing shares for the same fiduciary account, trust or estate may also consider the value of Class A Shares purchased previously that were sold subject to a sales charge. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will also consider the value of Class A Shares sold at NAV. Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced sales charge rate (based on the amount you intended to purchase) and the sales charge rate that would normally apply (based on the actual amount you purchased).

Sales Charge Waivers

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Acquired in exchange for shares of another Diamond Hill Fund if a comparable sales charge has been paid for the exchanged shares.

2.	Bought by officers, directors or trustees, and employees and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	The Diamond Hill Funds.

•	Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates.

•	The Distributor and its subsidiaries and affiliates.

•	Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

3.	Bought by advisory clients of Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates.

4.	Bought by certain corporate sponsored, participant-based retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

5.	Bought by Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

6.	Bought by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved.

7.	Bought by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

8.	Bought by employer-sponsored health savings accounts.

9.	Acquired with proceeds from the sale of Class C Shares, Class I Shares, or Class Y Shares of a Diamond Hill Fund or acquired in a transfer of Class C Shares, Class I Shares or Class Y Shares of a Diamond Hill Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the distribution. Appropriate documentation may be required.

10.	Bought with proceeds from the sale of Class A Shares of a Diamond Hill Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

11.	Bought in connection with plans of reorganizations of a Diamond Hill Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

12.	Bought directly from the Fund by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-888-226-5595 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

•	Class I Shares

Class I shares (institutional shares) are not subject to a sales charge or any 12b-1 fees. Class I shares are available for purchase by institutional investors such as corporations, pension and profit share or defined contribution plans, non-profit organizations, charitable trusts, foundations, endowments or other entity deemed by the principal underwriter to be a financial institution or institutional buyer or a broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

•	Class Y Shares

Class Y shares are not subject to a sales charge or any 12b-1 fees. Class Y shares are available for purchase by institutional investors such as corporations, pension and profit share or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments or other entity deemed by the principal underwriter to be a financial institution or institutional buyer. Class Y shares may also be purchased through financial intermediaries authorized to act in an investment advisory capacity if each underlying investor qualifies and meets the initial investment minimum and where the investor, plan or program for which the shares are being acquired will not require the fund, or its affiliates, to make any sub-transfer agent, service, networking, or any other payments to any third party. Class Y shares have no ongoing shareholder service fees.

Additional Purchase and Redemption Information

Generally, all purchases must be made in cash. However, the Fund reserves the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Funds’ Board of Trustees. If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.

Generally, all redemptions will be for cash. However, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board of Trustees. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

THE INVESTMENT ADVISER

Diamond Hill Capital Management, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 (the “Adviser”) is the Investment Adviser for the Diamond Hill High Yield Fund. The Adviser is a wholly owned subsidiary of Diamond Hill Investment Group, Inc.

Under the terms of the Fund’s management agreement with the Adviser (the “Management Agreement”), the Adviser manages the Fund’s investments. As compensation for management services, the Fund is obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rate of 0.50% of the average daily net assets of the Fund.

The Adviser retains the right to use the name “Diamond Hill” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Diamond Hill” automatically ceases ninety days after termination of the Management Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Under the terms of the Fund’s Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement with the Adviser (the “Administration Agreement”), the Adviser renders all administrative, transfer agency, fund accounting and supervisory services to the Fund. The Adviser oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. The Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Adviser may delegate any or all of its responsibilities under the Administration Agreement to one or more third-party service providers.

Under the Administration Agreement, the Adviser assumes and pays all ordinary expenses of the Fund not assumed by the Fund. The Adviser pays all fund accounting fees and related out of pocket expenses. The Fund pays all brokerage fees and commissions, custodian fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), expenses related to conducting shareholders’ meetings and proxy solicitations, fees and extraordinary or non-recurring expenses. The Fund also pays expenses that it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

Pursuant to the Administration Agreement, effective January 1, 2016, the Administrator receives a fee, which is paid monthly at an annual rate of 0.24% of the Fund’s average daily net assets of Class A Shares, 0.20% of the Fund’s average daily net assets of Class I Shares, and 0.10% of the average daily net assets of Class Y Shares. Previously, effective November 19, 2015, the Administrator received a fee at an annual rate of 0.24% of the Fund’s average daily net assets of Class A Shares, 0.21% of the Fund’s average daily net assets of Class I Shares, and 0.10% of the average daily net assets of Class Y Shares.

Portfolio Managers Compensation

All of the portfolio managers, and research analysts, are paid by the Adviser a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of shareholders, all portfolio managers (except R.H. Dillon – see below) also participate in an annual cash and equity incentive compensation program that is based on:

•	The long-term pre-tax investment performance of the Fund(s) that they manage,

•	The Adviser’s assessment of the investment contribution they make to Diamond Hill Funds they do not manage,

•	The Adviser’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and

•	The Adviser’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis). Investment performance is measured against an absolute return target for the Fund, the Fund’s benchmark and its Morningstar or Lipper peer group.

Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Portfolio Manager compensation is not directly tied to product asset growth or revenue, however, both of these factors influence the size of the incentive pool and therefore indirectly contribute to portfolio manager compensation. Incentive compensation is subject to review and oversight by the compensation committee of the Adviser’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee is comprised of independent outside members of the board of directors. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match. The Adviser also offers a Deferred Compensation Plan, whereby each portfolio manager may voluntarily elect to defer a portion of their incentive compensation. Any deferral of incentive compensation must be invested in Diamond Hill Funds for the entire duration of the deferral.

R.H. Dillon is one of the portfolio managers of the Diamond Hill Funds and is also the Chief Executive Officer of Diamond Hill Investment Group, Inc., a public company and parent corporation of the Adviser. In March 2011, Diamond Hill Investment Group, Inc. entered into an amended five year employment agreement with Mr. Dillon which, among other matters, describes the terms and conditions of his base and incentive compensation. Beginning in 2011, Mr. Dillon will be paid an annual cash incentive compensation of at least 5% of the company’s annual operating income, generally with a maximum of $640,000 and a minimum of $0. Mr. Dillon also received a restricted stock award of 100,000 shares of Diamond Hill Investment Group, Inc. that cliff-vests on January 1, 2016, subject to meeting certain cumulative operating income goals over the vesting period. Mr. Dillon’s incentive objectives must be reviewed and approved annually by the compensation committee of the board of directors of Diamond Hill Investment Group, Inc.

Christopher M. Bingaman is one of the portfolio managers of Diamond Hill Funds and is also the President of Diamond Hill Investment Group, Inc. As portfolio manager and President, a portion of Mr. Bingaman’s incentive compensation is based on the investment results of the Diamond Hill Funds he manages, similar to other portfolio managers as described above, and a portion is based on the business results of Diamond Hill Investment Group, Inc.

Portfolio Manager Holdings

Portfolio managers are encouraged to own shares of the Funds they manage. As the Fund has not yet commenced operations, the Fund’s portfolio managers have no current investment in the Fund as of the date of this Statement of Additional Information. In the table below, the dollar range of shares in the Fund for Mr. McClain reflects his investment in the Diamond Hill High Yield Fund, LP (the “High Yield Partnership”), a private fund managed with full investment authority by the Fund’s Adviser prior to the establishment of the Fund on December 18, 2015. The assets of the High Yield Partnership will be converted into the assets of the Fund upon the establishment of the Fund.

Dollar Range of Shares in the Fund
Individual	Title	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
John McClain	Portfolio Manager			X
William Zox	Portfolio Manager	X
Suken Patel	Assistant Portfolio Manager	X

Other Portfolio Manager Information

The Portfolio Managers are also responsible for managing other account portfolios in addition to the Fund. Management of other accounts in addition to the Fund can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time a Portfolio Manager may spend on other accounts versus the Fund. The Adviser has implemented specific policies and procedures to address any potential conflicts. The Adviser’s Form ADV Part 2A also contains a description of some of its policies and procedures to address conflicts of interest.

Performance Based Fees

The Adviser manages certain accounts, including private investment funds (a.k.a. “Hedge Funds”), for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As of result of the performance-based fee component, the Adviser may receive additional revenue related to the Performance Fee Accounts. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.

Trade Allocation

The Adviser manages numerous accounts in addition to the Fund. When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for the Fund because of increased volume of the transaction. However, when another of the Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the Adviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among any of the Diamond Hill Funds and one or more other accounts where the Adviser has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through our portfolio management software. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product.

Personal Security Trading by the Portfolio Managers

The Adviser has adopted a Code of Ethics designed to: (1) demonstrate the Adviser’s duty at all times to place the interest of clients and Fund shareholders first; (2) align the interests of the Portfolio Managers with clients and Fund shareholders, and (3) mitigate inherit conflicts of interest associated with personal securities transactions. The Code of Ethics prohibits all employees of the Adviser, including the Portfolio Managers, from purchasing any individual equity or fixed income securities that are eligible to be purchased by the Fund. The Code of Ethics also prohibits the purchase of third party mutual funds that invest primarily in U.S. equity or corporate bond securities. As a result, each of the Portfolio Managers are significant owners in Diamond Hill Funds, thus aligning their interest with Fund shareholders.

Other Accounts Managed by the Portfolio Managers

The following tables indicate the number of other accounts managed by each Portfolio Manager of the Fund and the other assets under management (in millions) for each type of account as of October 31, 2015.

John McClain, Portfolio Manager, Strategic Income Fund and High Yield Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$288,607,820	$0
Other Pooled Investment Vehicles	1	0	$10,493,883	$0
Other Accounts	12	0	$18,194,984	$0

William Zox, Portfolio Manager, Strategic Income Fund and High Yield Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$288,607,820	$0
Other Pooled Investment Vehicles	1	0	$10,493,883	$0
Other Accounts	12	0	$18,194,984	$0

TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Trust are shown below. Each Trustee is an independent and non-interested Trustee as defined in the 1940 Act.

Trustees

Name and Age	Position Held	Year First Elected a Trustee and/or Officer of the Fund[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee during Past 5 Years[2]
Tamara L. Fagely Year of Birth: 1958	Trustee	Since November 2014	Retired, January 2014 to present; Chief Operations Officer, Hartford Funds, 2012 to 2013; Chief Financial Officer, Hartford Funds, 2010 to 2012; Treasurer, Hartford Funds, 2001 to 2012.	10	None

Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Partner in Charge, Columbus Ohio Office, Jones Day, January 2009 to present; Partner, Jones Day, January 2003 to January 2009.	10	None

D’Ray Moore Rice Year of Birth: 1959	Chairperson Trustee	Since February 2014 Since August 2007	Retired, Community Volunteer, November 2001 to present; Independent Trustee of Advisers Investment Trust, July 2011 to present.	10	Advisers Investment Trust, July 2011 to present

Peter E. Sundman Year of Birth: 1959	Trustee	Since November 2012	Retired, 2013 to present; Chief Executive Officer, ClearBridge Advisors, LLC, 2009 to 2012.	10	None

Officers

Name and Age	Position Held	Year First Elected an Officer of the Fund[1]	Principal Occupation(s) During Past Five Years
Thomas E. Line Year of Birth: 1967	Chief Executive Officer	Since November 2014	Chief Financial Officer of Diamond Hill Investment Group, Inc., January 2015 to present; Managing Director – Finance of Diamond Hill Investment Group, Inc., April 2014 to December 2014; Chief Operating Officer of Lancaster Pollard & Company, January 2012 to March 2014; Senior Managing Director and Chief Financial Officer of Red Capital Group, September 2004 to January 2012.

Gary R. Young Year of Birth: 1969	President	Since November 2014	Secretary of the Trust, May 2004 to November 2014; Chief Compliance Officer of the Trust, September 2004 to October 2010; Chief Administrative Officer of the Trust, October 2010 to November 2014; Controller of Diamond Hill Investment Group, Inc., April 2004 to present; Chief Compliance Officer of Diamond Hill Capital Management Inc., October 2010 to present.

Karen R. Colvin Year of Birth: 1966	Vice President Secretary	Since November 2011 Since November 2014	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present.

Trent M. Statczar Year of Birth: 1971	Treasurer	Since October 2010	Director, Beacon Hill Fund Services, Inc. 2008 to present.

Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer	Since May 2014	Director, Beacon Hill Fund Services, Inc., September, 2011 to present; Vice President, JPMorgan Distribution Services, Inc., 2006 to 2011.

Dana Gentile Year of Birth: 1962	Assistant Secretary	Since May 2013	Director, Beacon Hill Fund Services, Inc., 2013 to present; Senior Vice President, Citi Fund Services Ohio, Inc., 1987 to 2013.

Lori K. Cramer Year of Birth: 1967	Assistant Secretary	Since May 2014	Director, Beacon Hill Fund Services, Inc., March 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002 to March 2014.

Troy A. Sheets Year of Birth: 1971	Assistant Treasurer	Since October 2010	Director, Beacon Hill Fund Services, Inc., 2009 to present.

[1]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal or retirement. Trustees have a 15-year term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal or retirement. The address for all Trustees and Officers is 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215.
[2]	This includes all directorships (other than those in the Trust) that are held by each Trustee as a director of a public company or a registered investment company.

Fund Shares Owned By Trustees As Of December 31, 20141,2

Name of Trustee
		Tamara L. Fagely	Elizabeth P. Kessler	D’Ray Moore Rice	George A. Skestos[3]	Peter E. Sundman
Diamond Hill Small Cap Fund	Dollar Range of Fund Shares Owned	None	Over $100,000	None	None	$10,001- $50,000
Diamond Hill Small-Mid Cap Fund		None	None	Over $100,000	None	$10,001- $50,000
Diamond Hill Mid Cap Fund		None	None	None	None	$10,001- $50,000
Diamond Hill Large Cap Fund		None	None	None	None	$10,001- $50,000
Diamond Hill Select Fund		None	None	None	None	$10,001- $50,000
Diamond Hill Long-Short Fund		None	Over $100,000	Over $100,000	Over $100,000	$10,001- $50,000
Diamond Hill Research Opportunities Fund		$10,001- $50,000	None	None	None	None
Diamond Hill Financial Long-Short Fund		None	None	None	None	$10,001- $50,000
Diamond Hill Strategic Income Fund		None	None	$50,001- $100,000	None	$10,001- $50,000
Aggregate Dollar Range of Shares Owned in All Funds Within the Trust Overseen by Trustee		$10,001- $50,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 -$100,000 and over $100,000.
[2]	All Trustees are independent, “Non-Interested” Trustees within the meaning of the 1940 Act.
[3]	Mr. Skestos resigned as a Trustee effective August 20, 2015.

The compensation paid to the Trustees for the fiscal year ended December 31, 2014 is set forth in the following table:

COMPENSATION TABLE

Trustee	Aggregate Compensation*	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee
Tamara L. Fagely[1]	$13,750	None	None	$13,750
Elizabeth P. Kessler	$49,000	None	None	$49,000
Thomas E. Line[2], Chairman (until February 2014)	$13,750	None	None	$13,750
D’Ray Moore Rice, Chairperson (effective February 2014)	$64,000	None	None	$64,000
George A. Skestos[3]	$55,000	None	None	$55,000
Peter E. Sundman	$59,000	None	None	$59,000

[1]	Effective November 20, 2014, Ms. Fagely was elected as a Trustee and Chairperson of the Audit Committee.

[2]	Effective February 21, 2014, Mr. Line resigned as a Trustee and Chairman of the Board.
[3]	Effective August 20, 2015, Mr. Skestos resigned as a Trustee.
*	The Trustees are compensated for their services to the Diamond Hill Funds by Diamond Hill Capital Management as part of the Administration Agreement.

The Trust has a policy that 100% of Trustee Compensation must be reinvested in the Diamond Hill Funds and remain invested for the entire term of their trusteeship.

The Board has two standing committees: an Audit Committee and a Nominating and Governance Committee. All Trustees are members of the Audit Committee and Nominating and Governance Committee.

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee held two regularly scheduled meetings during the fiscal year ended December 31, 2014. Tamara L. Fagely serves as the Chairperson of the Audit Committee and is designated as the Audit Committee’s financial expert.

The Nominating and Governance Committee’s function is to nominate candidates for election to the Board of Trustees, make nominations for membership on all committees and review committee assignments at least annually. The Committee also reviews as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee makes recommendations for any such action to the full Board. The Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation. The Nominating and Governance Committee holds at least one regularly scheduled meeting each fiscal year. The Nominating and Governance Committee held one regularly scheduled meeting and three special meetings during the fiscal year ended December 31, 2014. Peter E. Sundman serves as the Chair of the Nominating and Governance Committee.

As of November 20, 2015, the Trustees and Officers of the Trust as a group owned less than 1% of all of the classes of all of the Diamond Hill Funds.

The Trust, the Adviser and the principal underwriter have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission’s EDGAR web site or by calling the Fund at 1-888-226-5595.

Proxy Voting Policies and Procedures

General Policy

The Trust has delegated proxy voting responsibilities with respect to the Fund to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the 1940 Act, consistent with its fiduciary obligations, and the Proxy Policy has been approved by the Trustees of the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Fund and its shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the interests of the Fund’s shareholders, on one hand, and those of the Fund’s Adviser or principal underwriter on the other will be reported to the Board and the Board will provide direction to the Adviser on how to vote the proxy.

The Proxy Policy sets forth the Adviser’s voting guidelines. The guidelines contain information about the key objectives in voting proxies, various client and Adviser decision methods, conflicts of interest, general voting principles, and detailed explanations on how the Adviser will typically vote on certain matters that are typically up for shareholder vote. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

How to Obtain More Information

Investors may obtain a copy of the Proxy Policy by writing to the Trust at 325 John H. McConnell Boulevard, Suite 200, Columbus, OH 43215 or by calling the Trust at 888-226-5595. Information about how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th is available without charge, upon request, by calling the Trust at 888-226-5595, on the Fund’s website, www.diamond-hill.com, and on the SEC’s website at http://www.sec.gov.

OTHER INFORMATION CONCERNING THE BOARD OF TRUSTEES

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. All of the Trustees on the Board are independent of and not affiliated with the Adviser or its affiliates. The same Trustees serve all ten Diamond Hill Funds and have delegated day to day operation to various service providers whose activities they oversee. The Trustees have also engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Diamond Hill Funds’ Chief Compliance Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. Consistent with Diamond Hill’s governing principles, each of the Diamond Hill Funds’ Trustees is a significant owner with other shareholders (see table set forth above), which is designed to align their interests with those of shareholders. The Board has determined that the leadership and committee structure is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole as well as issues that are unique to each Diamond Hill Fund.

Board Oversight of Risk

The Fund is subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers, subject to supervision by the Adviser and Administrator. The Board oversees efforts by management and service providers to manage the risk to which the Fund may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the Chief Compliance Officer of the Trust and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Fund. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Fund is exposed, enabling a dialogue about how management and service providers manage and mitigate those risks.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Fund.

Trustee Attributes

The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Fund. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.

Below is additional information concerning each particular Trustee and his/her attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

Tamara L. Fagely was a business executive for a large mutual fund complex for over 20 years leading back office operations that included administration, fund accounting, financial reporting, transfer agent, and technology. Her experience included roles as Treasurer, Chief Financial Officer, and Chief Operations Officer. In addition, Ms. Fagely has management experience in broker/dealer operations and as an audit manager conducting audits of financial service organizations and mutual funds. Ms. Fagely brings a detailed knowledge of the mutual fund industry and financial expertise to the Board.

Elizabeth P. Kessler has over 20 years of experience as an attorney at an international law firm with a focus on product liability litigation. Ms. Kessler’s duties include serving as Partner in Charge of one of the firm’s offices. She has substantial experience practicing law and advising clients with respect to liability issues.

D’Ray Moore Rice worked for a major service provider to investment managers and mutual funds for more than 10 years, including as a Senior Vice President for European relationship management. Her expertise in mutual fund operations enables Ms. Rice to bring a unique perspective to service provider oversight for the Trust. Ms. Rice’s experience also includes serving as an Independent Trustee for other mutual funds and 10 years of experience in banking and financial services, including retail investment sales and sales management.

Peter E. Sundman has more than 25 years’ experience in the investment management industry and has extensive mutual fund experience, including his 10 year service as the Chairman of a large mutual fund complex. During the course of his career, Mr. Sundman has served in senior executive roles within the investment management industry. Mr. Sundman has excellent communications skills, as well as an ability to work effectively with others. Mr. Sundman brings a diversity of viewpoint, background and experience to the Board.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. All shareholders bear the costs when executing portfolio transactions in the Fund.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Management Agreement.

While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers. The Fund has no obligation to deal with any broker or dealer in the execution of its transactions.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Adviser has entered into Client Commission Agreements with broker/dealers that are involved from time to time in executing, clearing, or settling securities transactions on behalf of the Fund (“CCA Brokers”) that provide for the CCA Brokers to pay a portion of the commissions paid by the Fund for securities transactions (“CCA Commissions”) to providers of research services.

Because these research service providers may play no role in executing client securities transactions, any research prepared by that research service provider may constitute third party research. Adviser may use brokerage commissions, including CCA Commissions, from the Fund’s portfolio transactions to acquire research, subject to the procedures and limitations provided in this section.

From time to time, Adviser prepares a list of providers of research services that have been deemed by the Adviser to provide valuable research (“Research Firms”) as determined by Adviser’s investment staff. CCA Brokers are eligible to be included in the list of Research Firms. All trades with Research Firms will be affected in accordance with Adviser’s obligation to seek best execution for its client accounts. Adviser uses a vote by its investment staff as a guide for allocating CCA Commissions. Compensation for research may also be made pursuant to commissions paid on trades executed by a Research Firm who is registered as a broker/dealer (“Research Broker”). Under normal circumstances, CCA Brokers are compensated for research solely through trade commissions. To the extent that payments for research to a Research Broker other than a CCA Broker are made pursuant to trade commissions, the Adviser will reduce the amount of CCA Commissions to be paid to that Research Broker for its research. However, the Adviser will reduce the amount of CCA Commissions to be paid to that Research Broker by less than the full amount of trade commissions paid to that Research Broker. Neither Adviser nor the Fund has an obligation to any Research Firm if the amount of trade commissions and CCA Commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to a Research Firm from its own resources in an amount Adviser determines in its discretion.

The products and services acquired by the Adviser in connection with such arrangements is intended to comply with Section 28(e) of the Securities Act of 1934, as amended, and the SEC’s related interpretive guidance. The Adviser will not cause the Fund or its clients to use trade commissions or CCA Commissions for purposes other than for eligible research and brokerage services or products.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Transactions of advisory clients (including the Fund) may also be blocked with those of the Adviser. The Adviser and their affiliates will be permitted to participate in the blocked transaction only after all orders of advisory clients (including the Fund) are filled.

In certain circumstances, such as a buy in for failure to deliver, the Adviser is not able to select the broker/dealer who will transact to cover the failure. For example, if the Fund sells a security short and is unable to deliver the securities sold short the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, i.e., effect a buy-in, unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense. Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold. If the broker/dealer effects a buy-in, the Adviser will be unable to control the trading techniques, methods, venues or any other aspect of the trade used by the broker/dealer.

The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell Fund shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Fund has not yet paid brokerage commissions since it has not yet commenced operations.

Securities of Regular Broker-Dealers

As the Fund has not yet commenced operations, information regarding the securities of the Fund’s regular broker dealers (or the parent of the regular broker dealer) that were held by the Fund is not yet available.

Portfolio Holdings Disclosure

The Fund discloses portfolio holdings as described in the Prospectus. After such information is released to the public as described in the Prospectus, it may be included in marketing materials, advertisements and presentations. In addition to the policies described in the Prospectus, the Fund may release or authorize the release of portfolio holdings that are not publically available for legitimate business purposes, provided that such disclosure is approved by the President and Treasurer of the Trust and, to third party service providers of the Fund or the Adviser, which include State Street Bank and Trust Company, the custodian; Citi Fund Services, the fund accountant; Ernst & Young LLP, the Fund’s independent registered public accounting firm; Thompson Hine LLP, legal counsel; the Fund’s financial printer; and to rating or reporting agencies, or data or portfolio analysis firms. The Fund currently has ongoing arrangements to disclose portfolio holdings information to Morningstar, Inc., FactSet Research Systems, Inc., Bloomberg L.P., Eze Castle Software LLC, and Advent Software. Disclosure of the Fund’s portfolio holdings as an exception to the Fund’s normal business practice may be made, provided that the disclosure is deemed to be in the best interests of shareholders and the party receiving the portfolio holdings signs a confidentiality agreement or the policies of the recipient are determined to be adequate to protect the integrity and confidentiality of the information. In no event shall portfolio holdings information be disclosed for compensation. In order to avoid conflicts of interest between the Fund’s shareholders and the Adviser, any exceptions must be approved in writing by the Fund’s President and Treasurer and any such exceptions granted will be presented to the Board of Trustees on a quarterly basis for their review.

Portfolio holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending December 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarters ending March 31 and September 30 will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month period ending June 30 will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov. In addition, the Fund may disclose their portfolio holdings publicly on their web site, www.diamond-hill.com, generally on or after the seventh business day following each month end. The Fund may also make publically available their portfolio holdings at other dates as determined from time to time.

DISTRIBUTION PLANS

The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act, applicable to its Class A shares, which permits the Fund to pay for certain distribution and promotion activities related to marketing its shares. Pursuant to the Plans, the Fund will pay its principal underwriter a fee for the principal underwriter’s services in connection with the sales and promotion of the Fund, including its expenses in connection therewith, at an annual rate of 0.25% of the average daily net assets of the Class A shares. Payments received by the principal underwriter pursuant to the Plans may be greater or less than distribution expenses incurred by the principal underwriter with respect to the applicable class and are in addition to fees paid by the Fund pursuant to the Management Agreement and the Administration Agreement. The principal underwriter may in turn pay others for distribution and shareholder servicing as described below.

Under the Plans, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares, or that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders, or for rendering shareholder support services, including allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may request; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of Shares; (c) costs of preparing, printing and distributing Fund prospectuses and statements of additional information and reports for recipients other than existing Fund shareholders; (d) costs of formulating and implementing marketing and promotional activities, including sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plans. The Fund does not participate in any joint distribution activities with other mutual funds outside of the Trust.

The Trustees expect that the Plans will encourage distribution of the Fund’s Class A shares. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

The Plans have been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plans or any related agreement, by a vote cast in person. Continuation of the Plans and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees. Diamond Hill Capital Management and its employees and the employees of Beacon Hill Fund Services may benefit indirectly from payments received under certain of the Plans.

The Fund had no amounts paid under its distribution plan during the fiscal year ended December 31, 2014, as the Fund had not yet commenced operations.

Financial Intermediaries

The Fund has authorized certain financial intermediaries to accept purchase and redemption orders on its behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Adviser does not consider a financial intermediary’s sale of shares of the Fund when selecting brokers or dealers to effect portfolio transactions for the Fund.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its respective resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” or “revenue sharing” and are in addition to the sales charges and Rule 12-1 fees. The payments are made pursuant to agreements between financial intermediaries and the Adviser or Distributor and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other the expenses paid by the Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (b) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser or Distributor access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; and (f) providing other distribution-related or asset retention services. Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

Neither the Adviser nor the Distributor made any payments of additional cash compensation in the last fiscal year, as the Fund had not yet commenced operations.

In addition to member firms of the Financial Industry Regulatory Authority, the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or Distributor or their respective affiliates.

The Adviser may also pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

DETERMINATION OF SHARE PRICE

The price of the shares of the Fund is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time (“ET”)) on each day the New York Stock Exchange (the “NYSE”) is open for business. On occasion, the NYSE will close before 4:00 p.m. ET. Purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes, or on a day on which the NYSE is not open for trading, will be effective on the next day thereafter on which the NYSE is open for trading, and the offering price will be based on the Fund’s NAV at the close of trading on that day.

A separate NAV is calculated for each share class of the Fund. The NAV for a class is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received), allocable to that class minus liabilities (including accrued expenses) allocable to that class, by the total number of that class’ shares outstanding.

Domestic Equity Securities

Domestic equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price as determined by the primary exchange, typically at 4:00 p.m. ET. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, typically at 4:00 p.m. ET. Securities for which quotations are either (1) not readily available or (2) determined by the Fair Value Committee to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Mutual fund investments will be valued at the most recently calculated (current day) NAV.

Foreign and Domestic Fixed Income Securities

Fixed income securities shall be valued at an evaluated bid price, generally as of 4:00 pm ET, provided by an independent pricing service approved by the Board of Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data.

These securities are generally considered to be fair valued; however, because the prices are provided by an independent approved pricing service, the fair value procedures approved by the Board of Trustees need not be applied. Securities with less than 61 days to maturity may be valued at amortized cost. Amortized cost shall not be used if the use of amortized cost would be inappropriate due to credit or other impairments of the issuer.

Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined by the Fair Value Committee to not accurately reflect their value, are valued at their fair value using procedures approved by the Board of Trustees.

Foreign Equity Securities

To the fullest extent possible, equity securities that are traded on a foreign securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined by the Fair Value Committee to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

The Trust may, at the direction of the Trustees, use a fair value service to adjust the prices of foreign securities that are traded on foreign exchanges in order to reflect the price impacts of events occurring after such foreign exchanges close that may affect the values of such securities.

TAXES

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Trust or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, to the extent such amounts are distributed to shareholders in accordance with the applicable timing requirements.

The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, the Trust is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. While the Fund intends to distribute its ordinary income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely the imposition of federal excise or income taxes on the Fund.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are U.S. persons subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code. Shareholders that are non-U.S. persons, IRAs or other qualified retirement plans should consult their own tax advisors regarding the tax consequences of an investment in the Fund.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term capital loss) generally are taxable to shareholders as ordinary income. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meets certain holding period and other requirements. Distributions of taxable net investment income (including qualified dividend income) may be subject to an additional 3.8% Medicare tax as discussed below.

Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Trust is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends, qualified dividend income and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified and adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

CUSTODIAN

State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116 is the Custodian for each Fund’s investments. The Custodian acts as each Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund’s request and maintains records in connection with its duties.

SUB-FUND ACCOUNTING AGENT AND SUB-TRANSFER AGENT

Pursuant to a Services Agreement entered into between Citi Fund Services Ohio, Inc. (“Citi”) and the Adviser, Citi acts as the Fund’s sub-fund accounting agent and, in such capacity, maintains the books and records of the Fund, calculates the net asset value per share of each class, calculates investment performance and prepares all financial statements and regulatory filings. Pursuant to a Sub-Transfer Agency Services Agreement entered into between SunGard Investor Services LLC (“SunGard”) and the Adviser, SunGard acts as the Fund’s sub-transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Fees of Citi under the Services Agreement and fees of SunGard under the Sub-Transfer Agency Services Agreement are paid by the Adviser pursuant to the Administration Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio, 45202 has been selected as independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2015. Ernst & Young LLP will perform an annual audit of the Fund’s financial statements and advise the Fund as to certain accounting matters.

DISTRIBUTOR

BHIL Distributors, Inc., located at 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215 (the “Distributor”), is the Trust’s principal underwriter and exclusive agent for distribution of the Fund’s shares. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. There were no commissions that were paid for effecting sales of shares of the Fund.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

As the Fund has not yet commenced operations no persons owned of record 5% or more of a class of the Fund’s outstanding shares. A person owning of record, for the benefit of others, more than 25% of a class of the Fund’s outstanding shares may be deemed to control the class or Fund. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

APPENDIX A - FINANCIAL STATEMENTS

No financial statements and independent registered public accounting firm’s report are included in this Statement of Additional Information as the Fund has not yet commenced operations. The Fund will provide the Annual Report for future periods without charge upon written request or request by telephone.

Audited financial statements for the period ended December 31, 2014, and unaudited financial statements, including a full schedule of investments for the period ended September 30, 2015, for the Diamond Hill High Yield Fund, LP (the “High Yield Partnership”), a private fund managed with full investment authority by the Fund’s Adviser prior to the establishment of the Fund on December 18, 2015, are included below. The assets of the High Yield Partnership will be converted into the assets of the Fund upon the establishment of the Fund. The High Yield Partnership’s December 31, 2014, financial statements have been audited by Cohen Fund Audit Services, the independent registered public accounting firm for the High Yield Partnership.

A-1

DIAMOND HILL HIGH YIELD FUND, L.P.

INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2014

DIAMOND HILL HIGH YIELD FUND, L.P.

DECEMBER 31, 2014

To the General Partner

Diamond Hill High Yield Fund, L.P.

Independent Auditors’ Report

We have audited the accompanying financial statements of Diamond Hill High Yield Fund, L.P. (the “Fund”), which comprise the statement of assets, liabilities and partners’ capital, including the schedule of investments, as of December 31, 2014, and the related statements of operations and changes in partners’ capital for the period from December 4, 2014 (commencement of operations) to December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diamond Hill High Yield Fund, L.P. as of December 31, 2014, and the results of its operations and changes in partners’ capital for the period from December 4, 2014 (commencement of operations) to December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services

Cohen Fund Audit Services

Cleveland, Ohio

November 13, 2015

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 4

STATEMENT OF ASSETS, LIABILITIES, AND PARTNERS’ CAPITAL

DECEMBER 31, 2014

ASSETS
INVESTMENTS IN SECURITIES, AT FAIR VALUE (COST $8,145,891)	$8,165,450
INTEREST RECEIVABLE	171,572
CASH AND CASH EQUIVALENTS	1,703,918

$10,040,940

PARTNERS’ CAPITAL
PARTNERS’ CAPITAL	$10,040,940

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 5

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2014

INVESTMENTS IN SECURITIES

	Par Value	Fair Value
CORPORATE BONDS - 78.5%
CONSUMER DISCRETIONARY - 16.7%
Academy Ltd. 9.25% 08/01/19 #	$200,000	$210,000
Laureate Education, Inc. 10.00% 09/01/19 #	150,000	154,500
Live Nation Entertainment, Inc. 7.00% 09/01/20 #	50,000	52,750
McGraw-Hill Global Education Holdings LLC 9.75% 04/01/21	200,000	221,000
MHGE Parent LLC 8.50% 08/01/19 #	150,000	146,250
Playa Resorts Holding B.V. 8.00% 08/15/20 #	210,000	209,475
Quad/Graphics Inc. 7.000% 05/01/22 #	135,000	127,575
Rivers Pittsburgh Borrower L.P. 9.50% 06/15/19 #	200,000	212,000
Sinclair Television Group, Inc. 6.375% 11/01/21	100,000	103,000
Townsquare Radio LLC 9.00% 04/01/19 #	100,000	106,500
Visant Corporation 10.00% 10/01/17	150,000	130,125

		1,673,175

CONSUMER STAPLES - 3.7%
Post Holdings, Inc. 7.375% 02/15/22	200,000	200,000
Rite Aid Corp. 8.00% 08/15/20	160,000	171,000

		371,000

ENERGY - 13.0%
Carrizo Oil & Gas, Inc. 7.50% 09/15/20 #	200,000	192,000
Cimarex Energy Co. 5.875% 05/01/22	100,000	104,000
Denbury Resources Inc. 5.50% 05/1/22	100,000	91,500
Diamondback Energy, Inc. 7.625% 10/01/21	200,000	195,250
Laredo Petroleum Inc. 5.625% 01/15/22	100,000	87,500
Laredo Petroleum Inc. 9.50% 02/15/19	100,000	99,500
McDermott International, Inc. 8.00% 05/01/21 #	150,000	105,000
Rosetta Resources Inc. 5.875% 06/01/24	250,000	222,500
Whiting Petroleum Corporation 6.50% 10/01/18	100,000	96,500
Zayo Group LLC 10.125% 07/01/20	100,000	112,680

		1,306,430

FINANCIALS - 9.4%
iStar Financial, Inc. 5.00% 07/01/19	200,000	194,000
Nationstar Capital Corp. 6.50% 08/01/18	200,000	190,500
Onex USI Acquisition Corp. 7.75% 01/15/21 #	250,000	243,750
Popular, Inc. 7.00% 07/01/19	100,000	100,000
Radian Group, Inc. 5.50% 06/01/19	100,000	102,500
Synovus Financial Corp. 7.875% 02/15/19	100,000	111,250

		942,000

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 6

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

INVESTMENTS IN SECURITIES

	Par Value	Fair Value
HEALTH CARE - 7.5%
Alere, Inc. 6.50% 06/15/20	$100,000	$100,500
Kindred Escrow Corp. II 8.75% 01/15/23 #	200,000	215,250
Tenet Healthcare Corp. 8.125% 04/01/22	200,000	223,500
Valeant Pharmaceuticals International, Inc. 7.25% 07/15/22 #	100,000	106,625
VPI Escrow Corp. 6.375% 10/15/20 #	100,000	104,500

		750,375

INDUSTRIALS - 8.4%
Aircastle Ltd. 7.625% 04/15/20	200,000	221,500
BlueLine Rental Finance Corp. 7.00% 02/01/19 #	150,000	153,750
Casella Waste Systems, Inc. 7.75% 02/15/20	150,000	152,250
United Air Lines, Inc. 5.375% 02/15/23	100,000	100,750
United Rentals North America, Inc. 7.375% 05/15/20	100,000	108,000
Vander Intermediate Holding II Corp. 9.75% 02/01/19 #	100,000	103,500

		839,750

INFORMATION TECHNOLOGY - 6.1%
Activision Blizzard, Inc. 5.625% 09/15/21 #	100,000	105,000
CDW LLC 6.00% 08/15/22	150,000	154,875
Epicor Software Corp. 8.625% 05/01/19	100,000	105,000
Infor Software Parent, Inc. 7.125% 05/01/21 #	40,000	39,200
Lawson Software Inc. 9.375% 04/1/19	200,000	214,000

		618,075

MATERIALS - 6.5%
CEMEX Finance LLC 9.375% 10/12/22 #	250,000	278,750
Mobile Mini, Inc. 7.875% 12/01/20	250,000	260,000
Vulcan Materials Co. 7.50% 06/15/21	100,000	116,500

		655,250

TELECOMMUNICATION SERVICES - 5.7%
Cincinnati Bell, Inc. 8.375% 10/15/20	130,000	136,500
Cogent Communications Finance, Inc. 5.625% 04/15/21 #	100,000	98,000
Intelsat Jackson Holdings SA 7.50% 04/01/21	100,000	107,000
Level 3 Financing Inc. 8.125% 07/01/19	120,000	127,500
T-Mobile USA, Inc. 6.125% 01/15/22	100,000	101,500

		570,500

UTILITIES - 1.5%
Dynegy Finance I Inc. 7.625% 11/01/24 #	150,000	153,000

TOTAL CORPORATE BONDS (Cost $7,858,142)		$7,879,555

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 7

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

INVESTMENTS IN SECURITIES

	Par Value	Fair Value
ASSET BACKED SECURITIES - 2.8%
INDUSTRIALS - 2.8%
American Airlines, Inc. 5.625% 01/15/21 #	$141,338	$144,165
United Air Lines 2007-1A Pass Through 6.636% 07/02/22	131,232	141,730

		285,895

TOTAL ASSET BACKED SECURITIES (Cost $287,749)		$285,895

TOTAL INVESTMENT SECURITIES - 81.3% (Cost $8,145,891)**		$8,165,450

TOTAL OTHER ASSETS - 18.7%		1,875,490

NET ASSETS - 100.0%		$10,040,940

**	Represents cost for financial reporting purposes.
#	Restricted securities not registered under the Securities Act of 1933 and deemed liquid by the General Partner are as follows:

	Acquisition Date	Acquisition Cost	Fair Value	Value as a Percent of Net Assets
Academy Ltd. 9.25% 08/01/19	December - 14	$211,500	$210,000	2.1%
Activision Blizzard, Inc. 5.625% 09/15/21	December - 14	104,750	105,000	1.1%
American Airlines, Inc. 5.625% 01/15/21	December - 14	146,019	144,165	1.4%
BlueLine Rental Finance Corp. 7.00% 02/01/19	December - 14	155,225	153,750	1.5%
Carrizo Oil & Gas, Inc. 7.50% 09/15/20	December - 14	184,000	192,000	1.9%
CEMEX Finance LLC 9.375% 10/12/22	December - 14	278,750	278,750	2.8%
Cogent Communications Finance, Inc. 5.625% 04/15/21	December - 14	99,000	98,000	1.0%
Dynegy Finance I Inc. 7.625% 11/01/24	December - 14	155,625	153,000	1.5%
Infor Software Parent, Inc. 7.125% 05/01/21	December - 14	39,700	39,200	0.4%
Kindred Escrow Corp. II 8.75% 01/15/23	December - 14	201,000	215,250	2.1%
Laureate Education, Inc. 10.00% 09/01/19	December - 14	154,875	154,500	1.5%
Live Nation Entertainment, Inc. 7.00% 09/01/20	December - 14	52,870	52,750	0.5%
McDermott International, Inc. 8.00% 05/01/21	December - 14	105,750	105,000	1.1%
MHGE Parent LLC 8.50% 08/01/19	December - 14	146,250	146,250	1.5%
Onex USI Acquisition Corp. 7.75% 01/15/21	December - 14	238,650	243,750	2.4%
Playa Resorts Holding B.V. 8.00% 08/15/20	December - 14	213,100	209,475	2.1%
Quad/Graphics Inc. 7.00% 05/01/22	December - 14	132,638	127,575	1.3%
Rivers Pittsburgh Borrower L.P. 9.50% 06/15/19	December - 14	213,000	212,000	2.1%
Townsquare Radio LLC 9.00% 04/01/19	December - 14	107,625	106,500	1.1%
Valeant Pharmaceuticals International, Inc. 7.25% 07/15/22	December - 14	105,500	106,625	1.1%
Vander Intermediate Holding II Corp. 9.75% 02/01/19	December - 14	104,740	103,500	1.0%
VPI Escrow Corp. 6.375% 10/15/20	December - 14	103,750	104,500	1.0%

		$3,254,317	$3,261,540	32.5%

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 8

STATEMENT OF OPERATIONS

FOR THE PERIOD DECEMBER 4, 2014 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2014

NET INVESTMENT INCOME
Interest income	$24,149

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(2,768)
Net change in unrealized gain on investments	19,559

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,791

NET INCREASE IN PARTNERS’ CAPITAL FROM OPERATIONS	$40,940

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 9

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE PERIOD DECEMBER 4, 2014 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2014

	General Partner	Limited Partners	Total
CAPITAL CONTRIBUTIONS	$9,725,000	$275,000	$10,000,000
NET INCREASE IN PARTNERS’ CAPITAL FROM OPERATIONS	39,814	1,126	40,940

PARTNERS’ CAPITAL – DECEMBER 31, 2014	$9,764,814	$276,126	$10,040,940

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 10

NOTES TO THE FINANCIAL STATEMENTS

1.	ORGANIZATION

Diamond Hill High Yield Fund, L.P. (the “Partnership”), a limited partnership organized under the laws of the State of Ohio, commenced operations on December 4, 2014, pursuant to a limited partnership agreement (the “Agreement”). The Partnership’s General Partner is Diamond Hill General Partner, LLC (the “General Partner”), the managing member of which is Diamond Hill Capital Management, Inc. (“DHCM”). DHCM is a registered investment adviser pursuant to the Investment Advisers Act of 1940.

The Partnership’s investment objective is high current income and total return. The Partnership will invest primarily in a diversified portfolio of debt securities that are rated below investment grade or unrated.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) and are stated in U.S. dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Security Valuation and Income

In accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures, the Partnership discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.

The various inputs that may be used to determine the fair value of the Partnership’s investments are summarized in three broad levels:

Level 1	Quoted prices in active markets for identical securities

Level 2	Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3	Significant unobservable inputs (including the General Partner’s own assumptions used to determine value)

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Valuations of this type are typically categorized as Level 2 in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Partnership’s investments as of December 31, 2014:

Level 2 Observable Inputs
Investments in Securities (assets):
Corporate Bonds	$7,879,555
Asset Backed Securities	285,895

Total	$8,165,450

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 11

NOTES TO THE FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Security Valuation and Income (Continued)

The Partnership held no Level 1 or Level 3 securities and there were no transfers between levels as of December 31, 2014 or during the period December 4, 2014 to December 31, 2014. The Partnership recognizes significant transfers between levels at the end of the reporting period. For details of the investment classification see the schedule of investments.

Securities transactions and any related gains or losses are recorded on a trade date basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Realized gains and losses on securities transactions are recorded on a specific identification method basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.

Cash and Cash Equivalents

The Partnership considers cash and cash equivalents to include all highly liquid investments with a maturity of three months or less when acquired. The Partnership is subject to credit risk should the major financial institution maintaining the Partnership’s cash and cash equivalents be unable to fulfill their obligations. Cash balances may at times exceed federally insured limits.

Use of Accounting Estimates

In preparing financial statements in conformity with GAAP, the General Partner makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income and Expenses

Net income and losses are allocated to both the General Partner and the limited partners in accordance with each partner’s ownership percentage, subject to the Management Fee and Incentive Allocation (See Note 4). The General Partner is responsible for all office overhead expenses. Legal, accounting, audit and other professional fees (“Professional Fees”) and investment expenses are borne by the Partnership, although they may be paid by the General Partner at its discretion, in part or in whole. The General Partner paid for all Professional Fees during the period.

Partner Withdrawals and Contributions

The minimum initial investment that will be accepted from a new limited partner is $1,000,000, although the General Partner has discretion to accept lesser amounts.

Capital contributions generally will be accepted as of the first day of each month; however, the General Partner, in its sole discretion, has the right to admit new limited partners and to accept additional funds from existing limited partners at any time. Upon such admission or receipt of additional capital contributions, the interests of the partners will be adjusted in accordance with their capital accounts. Additional investments by existing limited partners will be accepted in amounts not less than $500,000, although the General Partner may accept lesser amounts, in its sole discretion. In connection with an additional investment by an existing limited partner, the General Partner may (i) treat such additional investment as a capital contribution with respect to one of such limited partner’s existing capital accounts or (ii) establish a new

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 12

NOTES TO THE FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Partner Withdrawals and Contributions (Continued)

capital account to which such capital contribution shall be credited and which shall be maintained for the benefit of such limited partner separately from any existing capital account. Such separate capital account will be maintained for purposes of calculating the applicable Incentive Allocation (See Note 4).

Subject to the redemption fee described below, limited partners may redeem all or any portion of their interests in a minimum amount of $500,000, with at least 60 days prior written notice to the General Partner (or shorter notice period as decided by the General Partner), on the last day of any month. Withdrawals are recorded on their effective date.

Redemption Fee

Any redemption by a limited partner within 12 months after such limited partner’s initial investment shall be subject to a redemption fee payable to the Partnership (“Redemption Fee”).

The Redemption Fee shall be equal to 2.5% of the net asset value of the interests redeemed if such redemption occurs before the first anniversary of the investment by such limited partner. The General Partner may agree to waive the Redemption Fee for any limited partner. For the period December 4, 2014 to December 31, 2014, there were no redemption fees collected by the Partnership.

3.	INCOME TAXES

The Partnership is not subject to federal income taxes because its income and losses are included in the tax returns of its partners.

The Partnership has evaluated the tax positions expected to be taken in the course of preparing the Partnership’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the Partnership upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Partnership would be recorded as a tax benefit or expense in the current period. For the period December 4, 2014 to December 31, 2014, the Partnership did not recognize any amounts for unrecognized tax benefits. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. The Partnership is not subject to examination by federal and state governments for tax years prior to 2014.

4.	RELATED PARTY TRANSACTIONS

Management Fee

Pursuant to the terms of the Agreement, the General Partner receives a monthly management fee (“Management Fee”) equal to 1/12 of 0.50% or 0.25% annual management fee of each limited partner’s share of the Partnership’s net asset value. The Management Fee shall be payable monthly in advance and calculated as of the first day of each month. A pro rata Management Fee will be charged to limited partners on any amounts permitted to be invested during the month. No part of the Management Fee will be refunded in the event that a limited partner withdraws all or any of the value in the limited partner’s capital account during a month. The General Partner, in its sole discretion, may waive or reduce the Management Fee with respect to one of more limited partners for any period of time, or agree to apply a different Management Fee to one of more limited partners for any period of time. For the period December 4, 2014 to December 31, 2014, the General Partner has agreed to waive the Management Fee in its entirety for all limited partners.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 13

NOTES TO THE FINANCIAL STATEMENTS

4.	RELATED PARTY TRANSACTIONS (Continued)

Incentive Allocation

In addition, for limited partners subject to the 0.25% Management Fee, the General Partner shall receive an incentive allocation (the “Incentive Allocation”) at the close of each year, which will accrue monthly and be equal to 20% of the portion of the Partnership’s annual net income (including realized and unrealized gains and net of the Management Fee) attributed to each such limited partner as of the close of such year. The Incentive Allocation shall be subject to: (i) a high water mark or loss carryforward provision and (ii) a 5% hurdle provision. The General Partner, in its discretion, may waive or reduce the Incentive Allocation with respect to its affiliates. For the period December 4, 2014 to December 31, 2014, the General Partner has agreed to waive the Incentive Allocation in its entirety for all limited partners.

5.	CUSTODIAN RELATIONSHIP

The Partnership’s custodian is State Street Bank & Trust Co. (the “Custodian”). The Custodian’s main function is to hold cash and securities for the Partnership.

6.	INDEMNIFICATIONS

The Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.	FINANCIAL HIGHLIGHTS

Financial highlights for the period December 4, 2014 to December 31, 2014, were as follows:

Total return	0.41%

Ratio of net investment income to average partners’ capital	3.31%

Ratio of expenses to average partners’ capital: **	0.00%

Portfolio Turnover (not annualized)	3.90%

**	No Professional Fees, Management Fees or Incentive Allocations were paid by the Partnership.

The above ratios and returns were calculated for the limited partners taken as a whole. The ratios are annualized for the period. Total return and portfolio turnover are not annualized for the period. An individual limited partner’s returns and ratios may vary based on different Management Fee arrangements, as well as the timing of capital contributions.

8.	INVESTMENT TRANSACTIONS

For the period December 4, 2014 to December 31, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were $8,335,521 and $185,500 respectively.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 14

NOTES TO THE FINANCIAL STATEMENTS

9.	SUBSEQUENT EVENTS

For the period from January 1, 2015, to November 13, 2015, there were no capital contributions to or withdrawals from the Partnership.

The General Partner expects the Partnership will convert into the Diamond Hill Funds Trust, an open-end investment company, in January of 2016.

These financial statements were approved by management and available for issuance on November 13, 2015. Subsequent events have been evaluated through this date.

DIAMOND HILL HIGH YIELD FUND, L.P.

UNAUDITED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

DIAMOND HILL HIGH YIELD FUND, L.P.

SEPTEMBER 30, 2015

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 1

STATEMENT OF ASSETS, LIABILITIES, AND PARTNERS’ CAPITAL

SEPTEMBER 30, 2015

ASSETS
INVESTMENTS IN SECURITIES, AT FAIR VALUE (COST $10,619,823)	$10,134,935
INTEREST RECEIVABLE	191,555

$10,326,490

LIABILITIES
PAYABLE FOR SECURITIES PURCHASED	$84,456

PARTNERS’ CAPITAL
PARTNERS’ CAPITAL	$10,242,034

LIABILITIES AND PARTNERS’ CAPITAL
LIABILITIES AND PARTNERS’ CAPITAL	$10,326,490

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 2

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

INVESTMENTS IN SECURITIES

	Par Value	Fair Value
CORPORATE BONDS – 88.2%
CONSUMER DISCRETIONARY - 25.3%
Altice SA 7.75% 05/15/22 #	$300,000	$273,000
Bankrate, Inc. 6.125% 08/15/18 #	200,000	195,000
CCM Merger, Inc. 9.125% 05/01/19 #	150,000	158,452
Laureate Education, Inc. 10.00% 09/01/19 #	400,000	314,000
Liberty Media Corp. 8.25% 02/01/30	200,000	206,000
Live Nation Entertainment, Inc. 7.00% 09/01/20 #	50,000	51,500
MHGE Parent LLC 8.50% 08/01/19 #	100,000	99,500
Playa Resorts Holding B.V. 8.00% 08/15/20 #	250,000	247,500
Quad/Graphics, Inc. 7.00% 05/01/22	135,000	120,825
Radio One, Inc. 7.375% 04/15/22 #	120,000	111,600
Radio One, Inc. 9.25% 02/15/20 #	200,000	171,000
Rent-A-Center, Inc. 4.75% 05/01/21	300,000	255,000
Rivers Pittsburgh Borrower L.P. 9.50% 06/15/19 #	374,000	388,960

		2,592,337

ENERGY - 9.6%
Carrizo Oil & Gas, Inc. 7.50% 09/15/20	250,000	233,750
Diamondback Energy, Inc. 7.625% 10/01/21	75,000	78,750
Energen Corp. 7.125% 02/15/28	300,000	275,250
McDermott International, Inc. 8.00% 05/01/21 #	200,000	167,000
Southwestern Energy Co. 4.95% 01/23/2025	50,000	44,498
WPX Energy, Inc. 7.50% 08/01/2020	100,000	91,500
WPX Energy, Inc. 8.25% 08/01/2023	100,000	90,750

		981,498

FINANCIALS - 13.3%
iStar Financial, Inc. 5.00% 07/01/19	200,000	190,124
Nationstar Capital Corp. 6.50% 07/01/21	300,000	249,000
OneMain Financial Holdings, Inc. 7.25% 12/15/21 #	100,000	101,500
Onex USI Acquisition Corp. 7.75% 01/15/21 #	250,000	244,687
Popular, Inc. 7.00% 07/01/19	400,000	380,000
Quicken Loans, Inc. 5.75% 05/01/25 #	100,000	94,750
Radian Group, Inc. 5.250% 06/15/20	100,000	99,312

		1,359,373

HEALTH CARE - 8.2%
BioScrip, Inc. 8.875% 02/15/21	275,000	211,750
Endo Finance LLC 6.00% 07/15/23 #	100,000	99,000
Horizon Pharma Financing, Inc. 6.625% 05/01/23 #	125,000	110,313
Kindred Escrow Corp. II 8.75% 01/15/23 #	100,000	108,375
Tenet Healthcare Corp. 8.125% 04/01/22	200,000	212,580
Valeant Pharmaceuticals International, Inc. 7.25% 07/15/22 #	100,000	101,825

		843,843

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 3

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

INVESTMENTS IN SECURITIES

	Par Value	Fair Value
INDUSTRIALS - 11.9%
BlueLine Rental Finance Corp. 7.00% 02/01/19 #	$50,000	$48,000
Casella Waste Systems, Inc. 7.75% 02/15/20	350,000	343,000
Optimas OE Solutions Holding LLC 8.625% 06/01/21#	225,000	217,687
United Air Lines, Inc. 5.375% 02/15/23	227,410	233,095
US Air, Inc. 6.750% 12/03/22	44,884	47,689
Vander Intermediate Holding II Corp. 9.75% 02/01/19 #	250,000	201,250
XPO Logistics, Inc. 6.50% 06/15/22 #	150,000	126,844

		1,217,565

INFORMATION TECHNOLOGY - 1.8%
Activision Blizzard, Inc. 5.625% 09/15/21 #	100,000	105,250
CDW LLC 6.00% 08/15/22	75,000	78,394

		183,644

MATERIALS - 10.4%
CEMEX Finance LLC 9.375% 10/12/22 #	200,000	212,740
FMG Resources Pty Ltd. 9.75% 03/01/22 #	275,000	256,094
Mobile Mini, Inc. 7.875% 12/01/20	175,000	181,563
NCI Building Systems, Inc. 8.25% 01/15/23 #	252,000	263,970
Platform Specialty Products Corp. 6.50% 02/01/22 #	175,000	150,500

		1,064,867

TELECOMMUNICATION SERVICES - 7.8%
Cincinnati Bell, Inc. 8.375% 10/15/20	150,000	151,125
Cogent Communications Finance, Inc. 5.625% 04/15/21 #	200,000	188,000
Frontier Communications 10.50% 09/15/22 #	200,000	194,500
Intelsat Jackson Holdings SA 7.50% 04/01/21	100,000	92,250
Sprint Capital Corp. 6.875% 11/15/28	100,000	71,750
T-Mobile USA, Inc. 6.125% 01/15/22	100,000	96,500

		794,125

TOTAL CORPORATE BONDS (Cost $9,519,946)		$9,037,252

ASSET BACKED SECURITIES - 2.6%
INDUSTRIALS - 2.6%
American Airlines, Inc. 5.625% 01/15/21 #	$132,736	$136,718
United Air Lines 2007-1A Pass Through 6.636% 07/02/22	123,566	131,672

		268,390

TOTAL ASSET BACKED SECURITIES (Cost $270,584)		$268,390

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 4

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

INVESTMENTS IN SECURITIES

	Par Value	Fair Value
REGISTERED INVESTMENT COMPANIES - 8.1%
State Street Institutional Liquid Reserve Fund, Premier Class, 0.136% ^	$829,293	$829,293

TOTAL REGISTERED INVESTMENT COMPANIES (Cost $829,293)		$829,293

TOTAL INVESTMENT SECURITIES - 99.0% (Cost $10,619,823)**		$10,134,935

NET OTHER ASSETS AND LIABILITIES - 1.0%		$107,099

NET ASSETS - 100.0%		$10,242,034

^	Rate represents the daily yield on September 30, 2015
**	Represents cost for financial reporting purposes
#	Restricted security not registered under the Securities Act of 1933 and deemed liquid by the General Partner are as follows:

	Acquisition Date	Acquisition Cost	Fair Value	Value as a Percent of Net Assets
Activision Blizzard, Inc. 5.625% 09/15/21	December – 14	$104,750	$105,250	1.0%
Altice SA 7.75% 05/15/22	May – 15	300,500	273,000	2.7%
American Airlines, Inc. 5.625% 01/15/21	December – 14	137,132	136,718	1.3%
Bankrate, Inc. 6.125% 08/15/18	June – 15	194,563	195,000	1.9%
BlueLine Rental Finance Corp. 7.00% 02/01/19	August – 15	48,750	48,000	0.5%
CEMEX Finance LLC 9.375% 10/12/22	June – 15	158,975	158,453	1.5%
CCM Merger, Inc. 9.125% 05/01/19	September – 15	222,250	212,740	2.1%
Cogent Communications Finance, Inc. 5.625% 04/15/21	August – 15	194,500	188,000	1.8%
Endo Finance LLC 6.00% 7/15/23	June – 15	100,000	99,000	1.0%
FMG Resources Pty Ltd. 9.75% 03/01/22	July – 15	271,813	256,094	2.5%
Frontier Communications 10.50% 9/15/22	September – 15	205,725	194,500	1.9%
Horizon Pharma Financing, Inc. 6.625% 05/01/23	April – 15	127,750	110,313	1.1%
Kindred Escrow Corp. II 8.75% 01/15/23	December – 14	100,375	108,375	1.1%
Laureate Education, Inc. 10.00% 09/01/19	August – 15	389,213	314,000	3.1%
Live Nation Entertainment, Inc. 7.00% 09/01/20	December – 14	52,870	51,500	0.5%
MHGE Parent LLC 8.50% 08/01/19	April – 15	148,450	167,000	1.6%
McDermott International, Inc. 8.00% 05/01/21	August – 15	98,301	99,500	1.0%
NCI Building Systems, Inc. 8.25% 01/15/23	June – 15	255,172	263,970	2.6%
OneMain Financial Holdings, Inc. 7.25% 12/15/21	April – 15	104,750	101,500	1.0%
Onex USI Acquisition Corp. 7.75% 01/15/21	December – 14	238,650	244,688	2.4%
Optimas OE Solutions Holding LLC 8.625% 06/01/21	July – 15	226,625	217,688	2.1%
Platform Specialty Products Corp. 6.50% 02/01/22	February – 15	171,524	150,500	1.5%
Playa Resorts Holding B.V. 8.00% 08/15/20	September – 15	252,700	247,500	2.4%

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 5

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

INVESTMENTS IN SECURITIES

	Acquisition Date	Acquisition Cost	Fair Value	Value as a Percent of Net Assets
Quicken Loans, Inc. 5.75% 05/01/25	May – 15	$101,500	$94,750	0.9%
Radio One, Inc. 9.25% 02/15/20	August – 15	119,014	111,600	1.1%
Radio One, Inc. 7.375% 04/15/22	September – 15	190,125	171,000	1.7%
Rivers Pittsburgh Borrower L.P. 9.50% 06/15/19	August – 15	395,040	388,960	3.8%
Valeant Pharmaceuticals International, Inc. 7.25% 07/15/22	December – 14	105,500	101,825	1.0%
Vander Intermediate Holding II Corp. 9.75% 02/01/19	May – 15	251,928	201,250	2.0%
XPO Logistics, Inc. 6.50% 6/15/22	July – 15	147,000	126,844	1.2%

		$5,415,445	$5,139,518	50.3%

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 6

STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2015 TO SEPTEMBER 30, 2015

NET INVESTMENT INCOME
Interest income	$544,897

EXPENSES
Custodial Fees	311

NET INVESTMENT INCOME	544,586

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	157,348
Net change in unrealized loss on investments	(500,840)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(343,492)

NET INCREASE IN PARTNERS’ CAPITAL FROM OPERATIONS	$201,094

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 7

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE PERIOD JANUARY 1, 2015 TO SEPTEMBER 30, 2015

	General Partner	Limited Partners	Total
CAPITAL CONTRIBUTIONS	$9,764,814	$276,126	$10,040,940
NET INCREASE IN PARTNERS’ CAPITAL FROM OPERATIONS	195,564	5,530	201,094

PARTNERS’ CAPITAL – SEPTEMBER 30, 2015	$9,960,378	$281,656	$10,242,034

The accompanying notes are an integral part of these financial statements.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 8

NOTES TO THE FINANCIAL STATEMENTS

1.	ORGANIZATION

Diamond Hill High Yield Fund, L.P. (the “Partnership”), a limited partnership organized under the laws of the State of Ohio, commenced operations on December 4, 2014, pursuant to a limited partnership agreement (the “Agreement”). The Partnership’s General Partner is Diamond Hill General Partner, LLC (the “General Partner”), the managing member of which is Diamond Hill Capital Management, Inc. (“DHCM”). DHCM is a registered investment adviser pursuant to the Investment Advisers Act of 1940.

The Partnership’s investment objective is high current income and total return. The Partnership will invest primarily in a diversified portfolio of debt securities that are rated below investment grade or unrated.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) and are stated in U.S. dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Security Valuation and Income

In accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures, the Partnership discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.

The various inputs that may be used to determine the fair value of the Partnership’s investments are summarized in three broad levels:

Level 1	Quoted prices in active markets for identical securities

Level 2	Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3	Significant unobservable inputs (including the General Partner’s own assumptions used to determine value)

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Valuations of this type are typically categorized as Level 2 in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Partnership’s investments as of September 30, 2015:

	Level 1	Level 2
	Quoted	Observable
	Prices	Inputs
Investments in Securities (assets):
Corporate Bonds	—	$9,037,252
Asset Backed Securities	—	268,390
Registered Investment Companies	$829,293	—

Total	$829,293	$9,305,642

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 9

NOTES TO THE FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Security Valuation and Income (Continued)

The partnership held no Level 3 securities and there were no transfers between levels as of September 30, 2015 or during the period January 1, 2015 to September 30, 2015. The Partnership recognizes significant transfers between levels at the end of the reporting period. For details of the investment classification see the schedule of investments.

Securities transactions and any related gains or losses are recorded on a trade date basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Realized gains and losses on securities transactions are recorded on a specific identification method basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.

Cash and Cash Equivalents

The Partnership considers cash and cash equivalents to include all highly liquid investments with a maturity of three months or less when acquired. The Partnership is subject to credit risk should the major financial institution maintaining the Partnership’s cash and cash equivalents be unable to fulfill their obligations. Cash balances may at times exceed federally insured limits.

Use of Accounting Estimates

In preparing financial statements in conformity with GAAP, the General Partner makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income and Expenses

Net income and losses are allocated to both the General Partner and the limited partners in accordance with each partner’s ownership percentage, subject to the Management Fee and Incentive Allocation (See Note 4). The General Partner is responsible for all office overhead expenses. Legal, accounting, audit and other professional fees (“Professional Fees”) and investment expenses are borne by the Partnership, although they may be paid by the General Partner at its discretion, in part or in whole. The General Partner paid for all Professional Fees during the period.

Partner Withdrawals and Contributions

The minimum initial investment that will be accepted from a new limited partner is $1,000,000, although the General Partner has discretion to accept lesser amounts.

Capital contributions generally will be accepted as of the first day of each month; however, the General Partner, in its sole discretion, has the right to admit new limited partners and to accept additional funds from existing limited partners at any time. Upon such admission or receipt of additional capital contributions, the interests of the partners will be adjusted in accordance with their capital accounts. Additional investments by existing limited partners will be accepted in amounts not less than $500,000, although the General Partner may accept lesser amounts, in its sole discretion. In connection with an additional investment by an existing limited partner, the General Partner may (i) treat such additional investment as a capital contribution with respect to one of such limited partner’s existing capital accounts or (ii) establish a new

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 10

NOTES TO THE FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Partner Withdrawals and Contributions (Continued)

capital account to which such capital contribution shall be credited and which shall be maintained for the benefit of such limited partner separately from any existing capital account. Such separate capital account will be maintained for purposes of calculating the applicable Incentive Allocation (See Note 4).

Subject to the redemption fee described below, limited partners may redeem all or any portion of their interests in a minimum amount of $500,000, with at least 60 days prior written notice to the General Partner (or shorter notice period as decided by the General Partner), on the last day of any month. Withdrawals are recorded on their effective date.

Redemption Fee

Any redemption by a limited partner within 12 months after such limited partner’s initial investment shall be subject to a redemption fee payable to the Partnership (“Redemption Fee”).

The Redemption Fee shall be equal to 2.5% of the net asset value of the interests redeemed if such redemption occurs before the first anniversary of the investment by such limited partner. The General Partner may agree to waive the Redemption Fee for any limited partner. For the period January 1, 2015 to September 30, 2015, there were no redemption fees collected by the Partnership.

3.	INCOME TAXES

The Partnership is not subject to federal income taxes because its income and losses are included in the tax returns of its partners.

The Partnership has evaluated the tax positions expected to be taken in the course of preparing the Partnership’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the Partnership upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Partnership would be recorded as a tax benefit or expense in the current period. For the period January 1, 2015 to September 30, 2015, the Partnership did not recognize any amounts for unrecognized tax benefits. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. The Partnership is not subject to examination by federal and state governments for tax years prior to 2014.

4.	RELATED PARTY TRANSACTIONS

Management Fee

Pursuant to the terms of the Agreement, the General Partner receives a monthly management fee (“Management Fee”) equal to 1/12 of 0.50% or 0.25% annual management fee of each limited partner’s share of the Partnership’s net asset value. The Management Fee shall be payable monthly in advance and calculated as of the first day of each month. A pro rata Management Fee will be charged to limited partners on any amounts permitted to be invested during the month. No part of the Management Fee will be refunded in the event that a limited partner withdraws all or any of the value in the limited partner’s capital account during a month. The General Partner, in its sole discretion, may waive or reduce the Management Fee with respect to one of more limited partners for any period of time, or agree to apply a different Management Fee to one of more limited partners for any period of time. For the period January 1, 2015 to September 30, 2015, the General Partner has agreed to waive the Management Fee in its entirety for all limited partners.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 11

NOTES TO THE FINANCIAL STATEMENTS

4.	RELATED PARTY TRANSACTIONS (Continued)

Incentive Allocation

In addition, for limited partners subject to the 0.25% Management Fee, the General Partner shall receive an incentive allocation (the “Incentive Allocation”) at the close of each year, which will accrue monthly and be equal to 20% of the portion of the Partnership’s annual net income (including realized and unrealized gains and net of the Management Fee) attributed to each such limited partner as of the close of such year. The Incentive Allocation shall be subject to: (i) a high water mark or loss carryforward provision and (ii) a 5% hurdle provision. The General Partner, in its discretion, may waive or reduce the Incentive Allocation with respect to its affiliates. For the period January 1, 2015 to September 30, 2015, the General Partner has agreed to waive the Incentive Allocation in its entirety for all limited partners.

5.	CUSTODIAN RELATIONSHIP

The Partnership’s custodian is State Street Bank & Trust Co. (the “Custodian”). The Custodian’s main function is to hold cash and securities for the Partnership.

6.	INDEMNIFICATIONS

The Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.	FINANCIAL HIGHLIGHTS

Financial highlights for the period January 1, 2015 to September 30, 2015, were as follows:

Total return	2.00%

Ratio of net investment income to average partners’ capital	0.07%

Ratio of expenses to average partners’ capital: **	0.00%

Portfolio Turnover	61.90%

**	No Professional Fees, Management Fees or Incentive Allocations were paid by the Partnership. Amount is less than 0.005%.

The above ratios and returns were calculated for the limited partners taken as a whole. The ratios are annualized for the period. Total return and portfolio turnover are not annualized for the period. An individual limited partner’s returns and ratios may vary based on different Management Fee arrangements, as well as the timing of capital contributions.

8.	INVESTMENT TRANSACTIONS

For the period January 1, 2015 to September 30, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were $7,411,805 and $5,887,186 respectively.

DIAMOND HILL HIGH YIELD FUND, L.P.	PAGE 12

NOTES TO THE FINANCIAL STATEMENTS

9.	SUBSEQUENT EVENTS

For the period from October 1, 2015, to November 13, 2015, there were no capital contributions to or withdrawals from the Partnership.

The General Partner expects the Partnership will convert into the Diamond Hill Funds Trust, an open-end investment company, in January of 2016.

These financial statements were approved by management and available for issuance on November 13, 2015. Subsequent events have been evaluated through this date.